UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934.

Filed by the Registrant[x]
Filed by a Party other than the Registrant[ ]
Check the appropriate box:
[x] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to § 240.14a-11(c) or
     § 240.14a-12
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AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
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2)	Aggregate number of securities to which transaction applies:
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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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4)	Proposed maximum aggregate value of transaction:
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5)	Total fee paid:
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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
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2)	Form, Schedule or Registration Statement No.:
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3)	Filing Party:
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4)	Date File

American Beacon Funds
American Beacon Select Funds

220 East Las Colinas Boulevard
Suite 1200
Irving, Texas 75039

February 9, 2015
Dear Shareholder:
The enclosed proxy materials relate to a Special Meeting of Shareholders (the “Meeting”) of American Beacon Funds (“Beacon Trust”) and American Beacon Select Funds together with Beacon Trust, the “Trusts”) to be held at the offices of the Trusts, 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039.  The Meeting will be held at 2 p.m. Central Time on March 17, 2015.  The Meeting will be held for shareholders of all series of the Trusts (“Funds”) to vote on the proposals described below (“Proposals”).  Formal notice of the Meeting appears on the next pages and is followed by a Proxy Statement for the Meeting.  Please review the attached Proxy Statement carefully and cast your vote on the Proposals.  The Trustees recommend voting FOR each Proposal.
Proposal 1 - Election of Trustees of the Trusts
The shareholders of each Fund are being asked to elect the Trusts’ nine current Trustees and two additional Trustees.  Eight of the nine current Trustees and the proposed two additional Trustees are currently deemed independent of the Trusts and American Beacon Advisors, Inc. (“Manager”), as they are not “interested persons” as defined in the Investment Company Act of 1940, as amended (“1940 Act”).
Proposal 2 - Approval of the New Management Agreement for the Funds
As discussed in more detail in the enclosed Proxy Statement, on November 20, 2014, Lighthouse Holdings Parent, Inc. (“LHPI”), the indirect parent company of the Manager, the Trusts’ investment manager, entered into an Agreement and Plan of Merger pursuant to which LHPI agreed to be acquired by investment funds managed by Kelso & Company, L.P. and Estancia Capital Management, LLC (“Transaction”).  The Transaction is expected to close in the second calendar quarter of 2015 (“Closing”).  Upon the Closing, each Fund’s existing management agreement (“Current Management Agreement”) with the Manager and any existing investment advisory agreement(s) among the Manager, the Beacon Trust and the Fund’s sub-advisor(s) will be deemed to have automatically terminated based upon relevant law and contractual provisions.
To provide for continuity of management, the shareholders of each Fund are being asked to approve a new management agreement (“New Management Agreement”) between the Manager and the Fund.   Under the New Management Agreement, the Manager will provide the same investment management services to each Fund on substantially the same terms as under the Fund’s Current Management Agreement,  though certain non-material changes have been made to update various provisions of the Current Management Agreement.  The senior investment advisory personnel at the Manager who currently manage each Fund’s portfolio are expected to continue to do so after the Closing.  The fee rates for each Fund under the New Management Agreement will be the same as the fee rates charged under the Current Management Agreement.
Proposal 3 - Approval of the New Investment Advisory Agreement for the American Beacon Crescent Short Duration High Income Fund
 Shareholders of the American Beacon Crescent Short Duration High Income Fund (“Crescent Fund”) are being asked to approve a new investment advisory agreement (“New Crescent Agreement”) among the Manager, Beacon Trust and Crescent Capital Group LP (“Crescent”), the Funds’ sub-advisor.  Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Manager is permitted to enter into new or modified investment advisory agreements with existing or new sub-advisors without approval of a Fund’s shareholders, subject to the approval of a Fund’s Board and certain other conditions.  This exemptive order does not apply to the Crescent Fund because it does not apply to sub-advisors that are “affiliated persons” (as defined in Section 2(a)(3) of the 1940 Act) of a Trust, a Fund, or of the Manager (other than solely by reason of serving as a sub-advisor to a Fund).  Crescent is deemed to be such an affiliated person of the Manager because it serves as investment adviser to investment funds that collectively own a minority interest in LHPI.  Therefore, shareholders of the Crescent Fund are being asked to approve the New Crescent Agreement.
Under the New Crescent Agreement, Crescent will provide the same investment advisory services to the Crescent Fund as under the Crescent Fund’s current investment advisory agreement (“Current Crescent Agreement”), though certain non-material changes have been made to update various provisions of the Current Crescent Agreement.  The same portfolio management personnel at Crescent who currently manage the Crescent Fund’s portfolio are expected to continue to do so after the Closing and the fee rates under the New Crescent Agreement will be the same as the fees rates under the Current Crescent Agreement.
Conclusion
The proposals discussed above are contemplated in connection with the Transaction. Proposal 1 will become effective immediately upon approval by Fund shareholders with respect to the current Trustees.  The new Trustees are expected to assume their roles by no later than July 1, 2015.  If Proposals 2 and 3 are approved at the Meeting, and other conditions of the Transaction are satisfied or waived, it is expected that the New Management Agreement and New Crescent Agreement will become effective upon the Closing.  After careful consideration, the Trustees recommend that you vote FOR each Proposal.
Your vote is important no matter how many shares you own.  Voting your shares now will allow you as a Fund shareholder to avoid the inconvenience of any follow-up mail or telephone solicitation for your vote.  Please take a moment now to review the proxy materials and complete, sign, date and return the enclosed proxy card promptly in the enclosed postage-paid envelope.  Alternatively, you may vote via telephone, the Internet or in person.  Please refer to the proxy card for instructions to vote by telephone or the Internet.  If we do not hear from you by February 27, 2015, we or our proxy solicitor may contact you again for your vote.  If you have any questions about these materials, please call us at 1-855-648-2883.
Thank you for your vote and for your continued investment in the Funds.
Sincerely, Gene L. Needles, Jr. President American Beacon Funds American Beacon Select Funds

American Beacon Funds
American Beacon Select Funds

220 East Las Colinas Boulevard
Suite 1200
Irving, Texas 75039

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholder:
NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (“Meeting”) of American Beacon Funds (“Beacon Trust”) and American Beacon Select Funds (together with Beacon Trust, the “Trusts”) will be held at 2 p.m. Central Time on March 17, 2015, at the offices of American Beacon Advisors, Inc., 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039.  In connection with the Meeting, as a shareholder of one or more series (“Funds”) of the Trusts, you are asked to consider and act upon the following proposals (“Proposals”):
(1)	to elect the current Trustees of the Trusts and elect two new Trustees for the Trusts;

(2)	to approve a new management agreement for the Funds; and

(3)	for shareholders of the American Beacon Crescent Short Duration High Income Fund (“Crescent Fund”), to approve a new investment advisory agreement for the Crescent Fund.
Shareholders will also be asked to transact any other business as may properly come before the Meeting.  Only holders of record at the close of business on January 28, 2015 (“Record Date”), of shares of beneficial interest of each affected Fund are entitled to receive notice of, and vote at, the Meeting and any adjournments thereof.  If you owned shares in more than one Fund as of the Record Date, you may receive more than one proxy card.  Please vote each proxy card you receive.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on March 17, 2015, or any adjournment thereof.  This Notice and the Proxy Statement are available on the Internet at http://www.americanbeaconfunds.com/resource_center/MutualFundForms.aspx.  On this website, you will be able to access the Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.
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By Order of the Board of Trustees,
Rosemary K. Behan Secretary
Irving, Texas
February 9, 2015

YOUR VOTE IS IMPORTANT
 NO MATTER HOW MANY SHARES YOU OWN

It is important that you vote even if your account was closed after the January 28, 2015 Record Date.

Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided.  If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted “FOR” the Proposals described above.

To avoid the inconvenience of further solicitations for your vote, please mail your proxy card promptly.  If you receive a phone call from Boston Financial Data Services (855-648-2883) our proxy solicitor, please take a moment to answer the call and vote via the trained proxy specialists.

As an alternative to voting the proxy card by mail, you may vote by telephone, the Internet or in person.  To vote by telephone, please call the toll-free number listed on the proxy card.  To vote on the Internet, please follow the instructions listed on the proxy card.  Any shareholder proposal submitted to a vote at the Meeting may be voted only in person or by written proxy.  If we have not received your voting instructions by February 27, 2015, we may contact you again for your vote.

Notice to Corporations and Partnerships:  proxy cards submitted but not signed by the appropriate persons as set forth in the voting instructions on the proxy cards will not be voted.

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American Beacon Funds
American Beacon Select Funds

220 East Las Colinas Boulevard
Suite 1200
Irving, Texas 75039

INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we also are providing the following brief overview of the proposals in the Proxy Statement (“Proposals”), in “Question and Answer” format, to help you understand and vote on the Proposals.  Your vote is important.  Please vote.
Q:	Why are you sending me this information?
A:	You are receiving these materials because on January 28, 2015, you owned shares of one or more Funds and, as a result, have a right to vote on the Proposals.
Q:	Why am I being asked to elect Trustees?
A:	Each Trust is governed by a Board of Trustees (each member thereof, a “Trustee” and collectively “Trustees” or “Board”). The Board is recommending that shareholders of the Funds elect the nine Trustees currently serving on each Board and two new Trustees to each Board. If elected, each of the two new nominees would serve as a non-interested Trustee (“Non-interested Trustee”), as defined in the Investment Company Act of 1940, as amended (“1940 Act”), which is one of the federal securities laws governing your Fund. The two new nominees are being proposed for election in light of recent and anticipated retirements of certain Trustees. If all nominees are elected to the Board, the Board would consist of eleven Trustees, ten of whom would be Non-interested Trustees.

Q:	Why am I being asked to vote on a new management agreement for my Fund?
A:	Lighthouse Holdings Parent, Inc. ( “LHPI”), the indirect parent company of American Beacon Advisors, Inc. (“Manager”), which is your Fund’s investment manager, recently entered into an Agreement and Plan of Merger pursuant to which LHPI agreed to be acquired by investment funds managed by Kelso & Company, L.P. and Estancia Capital Management, LLC (“Purchasers”) (“Transaction”). The Transaction is expected to close in the second calendar quarter of 2015 (“Closing”). Upon the Closing, each Fund’s existing management agreement (“Current Management Agreement”) with the Manager automatically will be deemed to have automatically terminated based upon relevant law and contractual provisions. To ensure that the management of your Fund can continue without any interruption and that the Manager can continue to provide your Fund with the same investment management services, we are seeking your approval of a new agreement between the Fund and the Manager (“New Management Agreement”).

Q:	Why are shareholders of the American Beacon Crescent Short Duration High Income Fund (“Crescent Fund”) being asked to vote on a new investment advisory agreement for the Crescent Fund?
A:	Upon the Closing, the Crescent Fund’s existing investment advisory agreement (“Current Crescent Agreement”) with Crescent Capital Group LP (“Crescent”) will be deemed to have automatically terminated. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Manager is permitted to enter into new or modified investment advisory agreements with existing or new sub-advisors without approval of a Fund’s shareholders, subject to the approval of a Fund’s Board and certain other conditions. This exemptive order does not apply to the Crescent Fund because it does not apply to sub-advisors that are “affiliated persons” (as defined in Section 2(a)(3) of the 1940 Act) of a Trust, a Fund, or of the Manager (other than solely by reason of serving as a sub-advisor to a Fund). Crescent is deemed to be such an affiliated person of the Manager because it serves as investment adviser to investment funds that collectively own a minority interest in LHPI. Therefore, shareholders of the Crescent Fund are being asked to approve a new investment advisory agreement (“New Crescent Agreement”) to ensure that the management of the Crescent Fund can continue without interruption. Subsequent to the Closing, Crescent will no longer be deemed an affiliated person of the Manager.
Q:	Will the portfolio manager of my Fund change?
A:	No. The Manager has advised the Board that the Manager does not anticipate any change in any Fund’s portfolio managers in connection with the Transaction. In that regard, the Manager’s key personnel performing or overseeing the Funds’ investment programs will not change as a result of the Transaction. However, there can be no assurance that any particular employee of the Manager will choose to remain at the Manager before or after the Closing.
Q:	Will my Fund’s name change?
A:	No. Your Fund’s name will not change.
Q:	Will the management fee rate payable by my Fund increase under the New Management Agreement?
A:	No. The fee rate payable under your Fund’s New Management Agreement will not increase from the Current Management Agreement.
Q:	How does the New Management Agreement differ from the Current Management Agreement?
A:	No changes are being proposed to the level of management services provided to any Fund by the Manager. As proposed, however, each Fund’s New Management Agreement will include certain non-material changes to update various provisions of the Current Management Agreement. The fee rate currently charged to each Fund under the Current Management Agreement will be exactly the same as the fee rate to be charged under the New Management Agreement.

Q:	Will the advisory fee rate payable by the Crescent Fund increase under the New Crescent Agreement?
A:	No. The fee rate payable under the Crescent Fund’s New Crescent Agreement will not increase from the fee rate payable under the Current Crescent Agreement.
Q:	How does the New Crescent Agreement differ from the Current Crescent Agreement?
A:	No changes are being proposed to the level of advisory services provided to the Crescent Fund, and the New Crescent Agreement is substantively the same as the Current Crescent Agreement. As proposed, however, the New Crescent Agreement will include certain non-material changes to update various provisions of the Current Crescent Agreement. The fee rate charged to the Crescent Fund under the New Crescent Agreement will be the same as the fee rate charged under the Current Crescent Agreement.
Q:	If the Proposals are approved, when will the new nominees join the Board and the New Management Agreement and New Crescent Agreement take effect?
A:	Proposal 1 will become effective immediately upon approval by Fund shareholders with respect to the current Trustees. The new Trustees are expected to assume their roles by no later than July 1, 2015. If Proposals 2 and 3 are approved, they will become effective upon the Closing. In order for the Closing to occur, certain other conditions described in the Proxy Statement must be satisfied. If all necessary conditions to the Closing are satisfied (or waived), the Closing is expected to occur in the second calendar quarter of 2015. If any of the conditions to the Closing are not satisfied (and are not waived), the Transaction will not be consummated.
Q:	Will my Fund pay for the Proxy Statement and related costs?
A:	No. LHPI and the Purchasers will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including fees of proxy solicitation firms, accountants and attorneys, the fees and expenses incurred by the Funds in connection with the Transaction, and the meeting fees of the Board for meetings held in connection with the Transaction.
Q:	How does the Board recommend that I vote with respect to each Proposal?
A:	After careful consideration, the Board recommends that you vote FOR each of the Proposals.
Q:	Was I supposed to receive more than one proxy card?
A:	If you own shares of more than one Fund, you should have received more than one proxy card. If you only own shares of one Fund, you should only have received one proxy card.
Q:	How do I vote my shares?

A:	Please indicate your voting instructions on the enclosed proxy card, sign and date the card, and return the card by mail in the postage-paid envelope provided. As an alternative to voting by returning the signed and dated proxy card by mail, you may vote by telephone, the Internet or in person. To vote by telephone or the Internet, please follow the instructions listed on the proxy card. If you will attend the Meeting and vote in person, please let us know by calling 1-855-648-2883.
Q:	Whom should I call for additional information about the Proxy Statement?
A:	If you have any questions about any Proposal or need assistance voting your shares, please call 1-855-648-2883.

American Beacon Funds
American Beacon Select Funds
220 East Las Colinas Boulevard
Suite 1200
Irving, Texas 75039

PROXY STATEMENT

Special Meeting of Shareholders
to be Held on March 17, 2015

This Proxy Statement is being furnished to the shareholders of the separate series  (“Funds”) of American Beacon Funds (“Beacon Trust”) and American Beacon Select Funds (“Select Trust,” and together with Beacon Trust, the “Trusts”) in connection with the solicitation of proxies made by, and on behalf of, the Board of Trustees of the Trusts (each member thereof, a “Trustee,” and collectively, the “Trustees” or “Board”) to be used at a Special Meeting of Shareholders of the Funds and any adjournments thereof (“Meeting”).  The Meeting will be held at 2 p.m. Central Time on March 17, 2015, at the offices of American Beacon Advisors, Inc. (“Manager”).  The Manager serves as manager and administrator to each Trust.  The purpose of the Meeting is set forth in the accompanying Notice.  This Proxy Statement and accompanying proxy cards will be mailed to shareholders on or about February 9, 2015.
Summarized below are items (1), (2) and (3) (the “Proposals”), which the shareholders of each Fund are being asked to consider:

Which Proposal Affects My Fund?
All Funds	Proposal 1: To elect Trustees to the Board of Trustees.
All Funds	Proposal 2: To approve a new management agreement for each Fund.
American Beacon Crescent Short Duration High Income Fund	Proposal 3: To approve a new investment advisory agreement for the American Beacon Crescent Short Duration High Income Fund.

OVERVIEW

Proposal 1:  Election of Trustees
The Trustees who are not “interested persons” of the Trusts (“Non-interested Trustees”), within the meaning of the Investment Company Act of 1940, as amended (“1940 Act”), recommend to shareholders the election of the nine current Trustees and two new Trustees to each Trust’s Board.  The new nominees are Gil G. Alvarado and Joseph B. Armes, who, if elected, will serve as Non-interested Trustees on each Trust’s Board.  If shareholders elect the nominees and all nine current Trustees, each Trust’s Board will consist of eleven Trustees, ten of whom will be Non-interested Trustees and one of whom will be “interested” within the meaning of the 1940 Act.  If elected by the shareholders of each Trust, the election of Trustees will be effective immediately with respect to the current Trustees.  The new Trustees are expected to assume their roles by no later than July 1, 2015.
Proposals 2 and 3:  New Management Agreement and New Crescent Agreement
American Beacon Advisors, Inc., the Trust’s investment manager, is currently a wholly-owned subsidiary of Lighthouse Holdings, Inc., which is, in turn, wholly owned by Lighthouse Holdings Parent, Inc. (“LHPI”). LHPI is majority owned by Pharos Capital Partners II, L.P., Pharos Capital Partners II-A, L.P., Pharos Co-Investment Partners, L.P., Pharos-TPG Co-Investment Fund, L.P., TPG Partners V, L.P., TPG Partners VI, L.P., TPG FOF V-A, L.P., TPG FOF V-B, L.P., TPG FOF VI SPV, LP, and Pharos-TPG Co-Investment Fund, L.P., investment funds affiliated with Pharos Capital Group, LLC (“Pharos”) and TPG Capital, L.P. (“TPG”). On November 20, 2014, LHPI entered into an Agreement and Plan of Merger pursuant to which LHPI agreed to be acquired by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P. (“Purchasers”), investment funds affiliated with Kelso & Company, L.P. (“Kelso”) and Estancia Capital Management, LLC (“Estancia”) (“Transaction”), which are private equity firms.  The address of Pharos and its investment funds is 300 Crescent Court, Suite 1380, Dallas, TX 75201.  The address of TPG and its investment funds is 301 Commerce Street, Suite 3300, Fort Worth, TX 76102.  The address of Kelso and its investment funds is 320 Park Avenue, 24th Floor, New York, NY 10022.  The address of Estancia and its investment fund is 20865 N 90th Place, Suite 200, Scottsdale, AZ 85255.  The address of LHPI is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.
Upon the closing of the Transaction (“Closing”), the Manager will be majority-owned indirectly by the Purchasers rather than Pharos and TPG.  The investment funds affiliated with Kelso will control 85% of the Manager after the Closing, with the Estancia investment fund owning 14% of the Manager.  Employees of the Manager will own the remaining 1% of the Manager.  This change in control is deemed to be an “assignment” under the 1940 Act, of each Fund’s existing investment management agreement (“Current Management Agreement”) with the Manager.  As required by the 1940 Act, each Fund’s Current Management Agreement provides for its automatic termination in the event of an assignment, and each will, therefore, terminate upon the Closing.

To provide for the continuity of management for the Funds, shareholders of each Fund are being asked to approve a new management agreement (“New Management Agreement”) between the Manager and the Fund.  Under the New Management Agreement, the Manager will provide the same investment management services to each Fund on substantially the same terms as under the Fund’s Current Management Agreement, though certain non-material changes have been made to update various provisions of the Current Management Agreement.  The senior investment advisory personnel at the Manager who currently manage each Fund’s portfolio are expected to continue to do so after the Closing.  The fee rate for each Fund under the New Management Agreement will be the same as the fee rate imposed under the Current Management Agreement.
If approved by the shareholders of the Funds, the New Management Agreement will become effective upon the Closing.  The Manager and the Purchasers anticipate that the Closing will occur in the second calendar quarter of 2015.
Upon the Closing, Kelso will indirectly control the Manager.  The Purchasers currently do not anticipate any changes to the organization or structure of the Funds, to the service providers or to the aggregate fee rates under the Current Management Agreement.  In addition, the portfolio managers at the Manager that currently manage the Funds and the Manager’s key personnel performing or overseeing the Funds’ investment programs are expected to continue to manage the Funds after the Closing.  However, there can be no assurance that these personnel will choose to remain employed by the Manager before or after the Closing.  The Manager and the Funds will continue to operate under their existing names.  Potential benefits to the Funds as a result of the Transaction include the Purchaser’s intention to support the continued growth of the Manager’s mutual fund business through product development and distribution of Fund shares.  Any resulting growth of Fund assets may produce economies of scale that could benefit shareholders of the Funds.
Under the Current Management Agreement, the Manager may retain sub-advisors to provide investment advisory services for all or a portion of the assets of a Fund.  With respect to certain Funds, the Manager and the Trusts have entered into investment advisory agreements (“Current Investment Advisory Agreements”) with various sub-advisors on behalf of those Funds.  The Transaction is deemed to be an “assignment” under the 1940 Act of each Current Investment Advisory Agreement and each Current Investment Advisory Agreement will be deemed to have automatically terminated upon the Closing.  The Funds and/or the Manager, as appropriate, will enter into a new investment advisory agreement (“New Investment Advisory Agreements”) with each sub-adviser immediately after the Closing.  Shareholder approval of the New Investment Advisory Agreements, other than the Investment Advisory Agreement (“New Crescent Agreement”) with Crescent Capital Group LP (“Crescent”), is not required under the terms of the exemptive order discussed below.
Shareholders of the American Beacon Crescent Short Duration High Income Fund (“Crescent Fund”) are being asked to approve the New Crescent Agreement among the Manager, Beacon Trust and Crescent, the Fund’s sub-advisor.  Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Manager is permitted to enter into new or modified investment advisory agreements with existing or new sub-advisors without approval of a Fund’s shareholders, subject to the approval of a Fund’s Board and certain other conditions.  This exemptive order does not apply to the Crescent Fund because it does not apply to sub-advisors that are “affiliated persons” (as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (“1940 Act”)) of a Trust, a Fund, or of the Manager (other than solely by reason of serving as a sub-advisor to a Fund).  Crescent is deemed to be such an affiliated person of the Manager because it serves as investment adviser to investment funds that collectively own a minority interest in LHPI.  Therefore, shareholders of the Crescent Fund are being asked to approve the New Crescent Agreement.
Under the New Crescent Agreement, Crescent will provide the same investment advisory services to the Crescent Fund as under the Crescent Fund’s current investment advisory agreement (“Current Crescent Agreement”), though certain non-material changes have been made to update various provisions of the Current Crescent Agreement.  The same portfolio management personnel at Crescent who currently manage the Crescent Fund’s portfolio are expected to continue to do so after the Closing and the fee rate under the New Crescent Agreement will be the same as the fee rate under the Current Crescent Agreement.  Subsequent to the Closing, Crescent will no longer be deemed an affiliated person of the Manager.
Procedural Information Related to this Proxy Solicitation
Solicitations
The solicitation of proxies will be made by mail, but also may include telephone communications by the proxy solicitor and/or employees of the Manager who will not receive any compensation from the Trusts for such solicitation.  The Manager has retained Boston Financial Data Services for the purposes of mailing proxy materials to shareholders and tabulating voting results at a cost of approximately $1,500,000.  LHPI and the Purchasers will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement; the fees and expenses of accountants and attorneys relating to the Transaction and Proxy Statement; the fees and expenses incurred by the Funds in connection with the Transaction; and the meeting fees of the Board for meetings held in connection with the Transaction.
Voting, Quorum Requirement and Adjournments
Shareholders of record on January 28, 2015 (the “Record Date”), are entitled to be present and to vote at the Meeting.  Shareholders are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) of each Fund as to any matter on which the shareholder is entitled to vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote. Regardless of the class of shares they own, shareholders of each Fund will vote as a single class on Proposals 1 and 2, and shareholders of the Crescent Fund will vote as a single class on Proposal 3.  With respect to Proposal 2, Fund shareholders will vote separately with respect to each Fund.  If you are a shareholder of more than one Fund, you will be voting separately with respect to each Fund in which you hold shares on Proposal 1 and Proposal 2. Shareholders of all the Funds in a particular Trust will vote together to approve the election of 11 nominees to serve on the Board of that Trust.  Only shareholders of the Crescent Fund will vote on Proposal 3.

With respect to each Proposal, shareholders of at least one-third of each Fund’s shares entitled to vote on the Record Date, represented in person or by proxy, constitute a quorum.  Such a quorum must be present for the transaction of business with respect to each Proposal.
In the absence of a quorum, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  If a quorum is present but sufficient votes to approve any of the Proposals are not received, the persons named as proxies will vote those proxies that they are entitled to vote FOR any such Proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such Proposal against such adjournment.  An adjournment requires the affirmative vote of a majority of the shares present in person or by proxy.  A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for such Proposal and it is otherwise appropriate.
Abstentions and broker non-votes (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present but will not be voted FOR or AGAINST any adjournment.  Therefore, abstentions and broker non-votes will have no effect on the outcome of a vote on adjournment.  Abstentions and broker non-votes also will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve a Proposal.  Accordingly, abstentions and broker non-votes effectively will be a vote AGAINST Proposals 2 and 3 for which the required vote is an Investment Company Act Majority (as defined below) of a Fund.  Abstentions and broker non-votes will have no effect on Proposal 1, for which the required vote is a plurality vote of the Trust’s shares present in person or by proxy.
Broker-dealer firms holding Fund shares in “street name” for the benefit of their clients will request the instructions of such clients on how to vote their shares on the Proposals before the Meeting.  Under New York Stock Exchange rules, broker-dealer firms may, without instructions, give a proxy to vote on routine matters, including the election of Trustees, if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. However, for non-routine matters, including the approval of the New Agreements, a broker-dealer may not authorize any proxy without instructions from the client.
“Householding”
One copy of this Proxy Statement may be delivered to multiple shareholders who share a single address. If you would like to obtain an additional copy of this Proxy Statement or a copy of any Fund’s most recent annual or semi-annual report to shareholders, free of charge, write to the Manager at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, attn: Terri L. McKinney, or call 1-855-648-2883.  If you received a Proxy Statement for each shareholder at your address and would like to receive a single copy in the future, please contact the Manager as instructed above.

How Proxies Will Be Voted
Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting.  The individuals named as proxies on the enclosed proxy cards will vote in accordance with your directions as indicated thereon if your proxy card is received and has been properly executed.  If your proxy card is properly executed and you give no voting instructions, your shares will be voted FOR the Proposals described in this Proxy Statement.  The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.  However, if the Funds have received a shareholder proposal to be presented to shareholders at the Meeting within a reasonable time before the proxy solicitation is made, the duly appointed proxies do not have discretionary authority to vote upon such proposals.  You may revoke your proxy card at any time prior to its exercise by giving a later-dated proxy card, by letter, or facsimile revoking your initial proxy, or by appearing and voting at the Meeting.  Any letter of revocation or later-dated proxy card must be received by the Trust at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, attn: Terri L. McKinney, prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.
The number of shares of each class of each Fund issued and outstanding as of the Record Date is included in Appendix A.  A list of shareholders who owned of record five percent (5%) or more of the shares of a class of a Fund as of the Record Date is included in Appendix B, as well as information regarding officer ownership of Fund shares.  The executive officers and Trustees, as a group, owned more than one percent of the outstanding shares of certain classes of the Funds as of the Record Date.  Information regarding such ownership is included in Appendix B.  To the knowledge of the Manager, the executive officers and Trustees, as a group, owned less than one percent of the outstanding shares of all other classes of the Funds as of the Record Date.  Information regarding the Trusts’ executive officers and the Manager’s directors and officers, including information regarding their interest in the Transaction, is set forth in Appendix C.  In addition, the Manager has no knowledge of any purchases or sales exceeding 1% of the outstanding securities of the Manager or its parent company by any Trustees, or nominees for election as Trustees, of the Funds since the beginning of the Funds’ most recent fiscal years ended August 31, October 31 and December 31, 2014, and January 31, 2015.  The Trusts will request broker-dealers, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons.
Required Vote
Approval of Proposal 1 requires a plurality vote of the relevant Trust’s shares voted in person or by proxy.  Approval of Proposals 2 and 3 outlined below with respect to each Fund require the affirmative vote of the holders of a “majority of the outstanding voting securities” as such term is defined in the 1940 Act (“Investment Company Act Majority”) of that Fund entitled to vote on such Proposals.  For that purpose, a vote of the holders of a “majority of the outstanding voting securities” of a Fund means the lesser of either (1) the affirmative vote of 67% or more of the shares of such Fund present at the Meeting if the holders of more than 50% of the outstanding Fund shares are present or represented by proxy, or (2) the affirmative vote of the holders of more than 50% of the outstanding shares of such Fund.

PROPOSAL 1

ELECTION OF TRUSTEES
FOR EACH OF THE TRUSTS

Proposal 1 relates to the election of eleven Trustees to the Board.  The Board has nominated the individuals listed below for election as Trustees, each to hold office until termination, resignation or removal.  Nine of the nominees (Gerard J. Arpey, W. Humphrey Bogart, Brenda A. Cline, Eugene J. Duffy, Thomas M. Dunning, Alan D. Feld, Richard A. Massman, Barbara J. McKenna and R. Gerald Turner) currently serve as Trustees of each of the Trusts.  Each current Trustee has indicated a willingness to continue to serve if elected.  If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion.  The Manager has no reason to believe that any nominee will be unavailable for election.
Gil G. Alvarado and Joseph B. Armes were selected by the Board’s Nominating and Governance Committee and nominated by the Non-interested Trustees for election.
The persons named as proxies on the enclosed proxy card will vote FOR the election of the nominees listed below unless the shareholder specifically indicates on his or her proxy card a desire to withhold authority to vote for any nominee.
Each Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds’ investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Funds. The Board oversees each Trust’s officers and service providers, including the Manager, which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including the Manager’s investment personnel and the Trust’s Chief Compliance Officer (“CCO”). The Board also is assisted by the Trust’s independent registered public accounting firm (which reports directly to the Trust’s Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.
Consistent with its responsibility for oversight of each Trust and its Funds, the Board oversees the management of risks relating to the administration and operation of each Trust and the Funds. The Manager, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees and through the Non-interested Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for each Trust and the Funds.

In general, the Funds’ risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to each Trust and the Funds. In addition, under the general oversight of the Board, the Manager, the Funds’ investment advisers, and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. Further, the Manager oversees and regularly monitors the investments, operations and compliance of the Funds’ investment advisers.
The Board also oversees risk management for each Trust and the Funds through the review of regular reports, presentations and other information from officers of each Trust and other persons. Senior officers of each Trust, senior officers of the Manager, and the Funds’ CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from the Manager with respect to the investments, securities trading and securities lending activities of each Fund. In addition to regular reports from the Manager, the Board also receives reports regarding other service providers to each Trust, either directly or through the Manager or the Funds’ CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Fund’s compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from the Manager in connection with the Board’s consideration of the renewal of each of the Trusts’ agreements with the Manager and the Trusts’ distribution plans under Rule 12b-1 under the Investment Company Act.
Senior officers of each Trust and the Manager also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trusts’ internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trusts’ independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Non-interested Trustees meet with the Funds’ CCO to discuss matters relating to the Funds’ compliance program.
The Non-interested Trustees constitute at least two-thirds of the Board. Richard A. Massman, a Non-interested Trustee, serves as Independent Chair of the Board. The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Interested Trustees; and serving as a liaison with other Trustees, the Trusts’ officers and other management personnel, and counsel to the Funds. The Independent Chair shall perform such other duties as the Board may from time to time determine.
 The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the annual process by which the Board considers and approves the Funds’

investment advisory agreement with the Manager, while specific matters related to oversight of the Funds’ independent auditors have been delegated by the Board to its Audit and Compliance Committee, subject to approval of the Audit and Compliance Committee’s recommendations by the Board.
 The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trusts in light of, among other factors, the asset size and nature of the Funds, the number of Funds overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.  The same persons constitute the Board of each Trust and each Trustee oversees 33 funds in the “fund complex,” which includes the Beacon Trust and the Select Trust.
The Board holds five (5) regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Non-interested Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.
The Trustees of each Trust and nominees for election as Trustees of each Trust are listed below, together with their principal occupations during the past five years.  The address of each person listed below is c/o American Beacon Advisors, Inc., 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039.  Foreside Fund Services LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as principal underwriter to the Trusts.
Name (Age)	Position, Term of Office and Length of Time Served with Each Trust	Principal Occupation(s) and Directorships During Past 5 Years
INTERESTED TRUSTEES
Term Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (78)	Trustee since 1999
Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012).

NON-INTERESTED TRUSTEES
Term Lifetime of Trust until removal, resignation or retirement*

Gerard J. Arpey (56)	Trustee since 2012
Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer , AMR Corp. and American Airlines, Inc. (2003-2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present).

W. Humphrey Bogart (70)	Trustee since 2004	Trustee, American Beacon Mileage Funds (2004-2012).

Name (Age)	Position, Term of Office and Length of Time Served with Each Trust	Principal Occupation(s) and Directorships During Past 5 Years
Brenda A. Cline (54)	Trustee since 2004
Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (2014 – present);Trustee, American Beacon Mileage Funds (2004-2012).

Thomas M. Dunning (72)	Trustee since 2008
Chairman Emeritus, (2008-Present), Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012).

Eugene J. Duffy (60)	Trustee since 2008
Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008-2012).

Richard A. Massman (71)	Trustee since 2004 Chairman since 2008
Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004-2012).

Barbara J. McKenna (52)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005- Present).
R. Gerald Turner (69)	Trustee since 2001
President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001-2012).

NON-INTERESTED NOMINEES
Term Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (44)	Nominee
Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present)Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women’s Empowerment (2009-2014).

Joseph B. Armes (52)	Nominee
Chairman, President & CEO, Capital Southwest Corporation (investment company; NASDAQ:CSWC) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer, NYSE: RSPP) (2013-Present).

*	The Board has adopted a retirement plan that requires Trustees, other than Mr. Feld, to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm, Akin, Gump, Strauss, Hauer & Feld LLP, has provided legal services within the past two fiscal years to one or more sub-advisors.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee or nominee, the following provides further information about the qualifications and experience of each Trustee or nominee.

Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, and service to several charitable organizations.
 W. Humphrey Bogart: Mr. Bogart has extensive experience in the investment management business including as president and chief executive officer of an investment adviser and as a consultant, significant organizational management experience through start-up efforts with a national bank, service as a board member of a university medical center foundation, and multiple years of service as a Trustee.
 Brenda A. Cline: Ms. Cline has extensive organizational management, financial and investment experience as executive vice president, chief financial officer, secretary and treasurer to a private foundation, service as a trustee to a private university, a children’s hospital and a school, including acting as a member of their investment and\or audit committees, extensive experience as an audit senior manager with a large public accounting firm, and multiple years of service as a Trustee.
 Eugene J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to an financial services industry association, and multiple years of service as a Trustee.
 Thomas M. Dunning: Mr. Dunning has extensive organizational management experience founding and serving as chairman and chief executive officer of a private company, service as a director of a private company, service as chairman of a large state municipal bond issuer and chairman of a large airport authority, also an issuer of bonds, service as a board member of a state department of transportation, service as a director of various foundations, service as chair of civic organizations, and multiple years of service as a Trustee.
 Alan D. Feld: Mr. Feld has extensive experience as a business attorney, organizational management experience as chairman of a law firm, experience as a director of several publicly held companies; service as a trustee of a private university and a board member of a hospital, and multiple years of service as a Trustee.
 Richard A. Massman: Mr. Massman has extensive experience as a business attorney, organizational management experience as a founding member of a law firm, experience as a senior vice president and general counsel of a large private company, service as the chairman and director of several foundations, including services on their Investment Committees and Finance Committees, chairman of a governmental board, chairman of various professional organizations and multiple years of service as a Trustee and as Independent Chair.
 Barbara J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, and member of numerous financial services industry associations.
 R. Gerald Turner: Mr. Turner has extensive organizational management experience as president of a private university, service as a director and member of the audit and governance committees of various publicly held companies, service as a member to several charitable boards, service as a co-chair to an intercollegiate athletic commission, and multiple years of service as a Trustee.
Gilbert G. Alvarado has extensive organizational management and financial experience as vice president and chief financial officer in public charities, and a health conversion private foundation, chief financial and information officer of a the largest health foundation on the Texas/Mexico border and an accountant with a regional health system.
Joseph B. Armes has extensive financial, investment and organizational management experience as chairman of the board of directors, president and chief executive officer of an investment company listed on NASDAQ, president and chief executive officer of a private family investment vehicle, chief operating officer of a private holding company for a family office, president, chief executive officer, chief financial officer and director of a special purpose acquisition company listed on the American Stock Exchange, a director and audit committee chair of an oil and gas exploration and production company listed on the New York Stock Exchange and as an officer of public companies and as a director and officer of private companies.
Each Trust has an Audit and Compliance Committee (“Audit Committee”).  The Audit Committee consists of Ms. Cline (Chair) and Messrs. Duffy and Dunning.  Mr. Massman, as Chairman of each Trust’s Board, serves on the Audit Committee in an ex-officio non-voting capacity.  None of the members of the committee are “interested persons” of the Trust, as defined by the 1940 Act.  As set forth in its charter, the primary duties of each Trust’s Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Funds and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (d) to oversee the Trust’s compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trust’s compliance policies and procedures (“Compliance Program”); and (e) to coordinate the Board’s oversight of the Trust’s CCO in connection with his or her implementation of the Trust’s Compliance Program.  The Audit Committee met four times during the fiscal years ended August 31, October 31, and December 31, 2014, and January 31, 2015.
Each Trust has an Investment Committee that is comprised of Mr. Bogart (Chair), Ms. McKenna, and Mr. Arpey.  Mr. Massman, as Chairman of each Trust’s Board, serves on the Investment Committee in an ex-officio non-voting capacity.  As set forth in its charter, the Investment Committee’s primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Funds; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Funds; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objective or principal investment strategies of the Funds; and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met four times during the fiscal years ended August 31, October 31, and December 31, 2014, and January 31, 2015.
Each Trust has a Nominating and Governance Committee (“Nominating Committee”) that is comprised of Messrs. Feld (Chair), Turner and Massman.  As set forth in its charter, the Nominating Committee’s primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chairman of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Non-interested Trustees and of those officers as to whom the Board is charged with approving compensation.   The Nominating and Governance Committee charter is available on the Funds’ website at www.americanbeaconfunds.com.  Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Funds.  The Nominating Committee met four times during the fiscal years ended August 31, October 31, and December 31, 2014, and January 31, 2015.
While there is no formal list of qualifications, the Nominating Committee considers, among other things, the following criteria for candidates:  (a) unquestioned personal integrity; (b) is not an “interested person” of the Manager or its affiliates within the meaning of the 1940 Act; (c) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of the Manager and its affiliates; (d) has the disposition to act independently in respect of the Manager and its affiliates and others in order to protect the interests of the Funds and all shareholders; (e) has the ability to attend substantially all of the meetings per year; (f) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial or regulatory issues; (g) has sufficient legal, financial or accounting knowledge to add value in the complex financial environment of the Funds; and (h) has the capacity for the hard work and attention to detail that is required to be an effective Non-interested Trustee.  In considering nominees, the Nominating Committee also considers the diversity of the Board with respect to professional experience, education, skill and viewpoint.  The Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Nominating Committee finds that the candidate had additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as a Non-interested Trustee.  The Nominating Committee may use a search firm or other sources to identify and evaluate Board candidates.

As part of the nomination process, Messrs. Alvarado and Armes each provided extensive relevant background information and met with members of the Nominating Committee and certain other Board members.  In recommending the nomination and election of Messrs. Alvarado and Armes, and each of the current Trustees, the Nominating Committee noted the candidates’ appropriate background, experience, capabilities and integrity.  The Nominating Committee also noted that shareholders last voted to elect Trustees in 2008, and that it would be appropriate for shareholders to do so at this time.
During the fiscal year ended August 31, 2014, the Board held a total of five meetings.  During the fiscal year ended October 31, 2014, the Board held a total of six meetings.  During each fiscal year ended December 31, 2014, and January 31, 2015, the Board held a total of nine meetings.  The Trusts do not hold annual shareholder meetings and, therefore, do not have a policy with respect to Trustees’ attendance at such meetings.
The Trustees who owned shares of any Fund are listed in the following tables with the dollar range of their ownership in such Funds and the Trusts as a whole as of the calendar year ended December 31, 2014.
	INTERESTED		NON-INTERESTED
Beacon Trust and Select Trust	Feld	Arpey	Bogart	Cline	Duffy	Dunning	Massman	McKenna	Turner
Acadian Emerging Markets Managed Volatility Fund
AHL Managed Futures Strategy Fund
Bahl & Gaynor Small Cap Growth Fund
Balanced Fund
Bridgeway Large Cap Value Fund
Crescent Short Duration High Income Fund
Earnest Partners Emerging Markets Equity Fund
Emerging Markets Fund
Flexible Bond Fund
Global Evolution Frontier Markets Income Fund
High Yield Bond Fund
Holland Large Cap Growth Fund
Intermediate Bond Fund
International Equity Fund
International Equity Index Fund
Large Cap Value Fund
Mid-Cap Value Fund
Money Market Select Fund
Retirement Income and Appreciation Fund
S&P 500 Index Fund
SGA Global Growth Fund
Short-Term Bond Fund
SiM High Yield Opportunities Fund
Small Cap Index Fund
Small Cap Value Fund
Small Cap Value II Fund
Stephens Mid-Cap Growth Fund
Stephens Small Cap Growth Fund
The London Company Income Equity Fund
Treasury Inflation Protected Securities Fund
U.S. Government Money Market Select Fund
Zebra Global Equity Fund
Zebra Small Cap Equity Fund

AGGREGATE DOLLAR RANGE in FAMILY OF FUNDS (33 Funds)

Trustees also are reimbursed for any expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. Total compensation (excluding reimbursements) is reflected in the following table for the twelve months ended December 31, 2014.
Name of Trustee	Aggregate Compensation: Beacon Trust	Aggregate Compensation: Select Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation From the Trusts (33 Funds)
INTERESTED TRUSTEES
Alan D. Feld	$ 123,115	$ 5,385	$0	$ 128,500

NON-INTERESTED TRUSTEES
Gerard J. Arpey	$ 122,157	$ 5,343	$0	$ 127,500
W. Humphrey Bogart	$ 131,738	$ 5,762	$0	$ 137,500
Brenda A. Cline	$ 131,738	$ 5,762	$0	$ 137,500
Eugene J. Duffy	$ 124,552	$ 5,448	$0	$ 130,000
Thomas M. Dunning	$ 126,948	$ 5,552	$0	$ 132,500
Richard A. Massman	$ 150,900	$ 6,600	$0	$ 157,500
Barbara J. McKenna	$ 126,948	$ 5,552	$0	$ 132,500
R. Gerald Turner	$ 123,115	$ 5,385	$0	$ 128,500

As compensation for their service to the Trusts, each Trustee is compensated from the Funds as follows: (1) an annual retainer of $110,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $2,500 for attendance by Board members for each regularly scheduled Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating Committee, and (d) $2,500 for attendance by any Trustee at an annual investment research symposium sponsored by the Manager where the Investment Committee meets with designated investment sub-advisors, and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may receive compensation for attendance at special Board and/or Committee meetings from time to time.

For his service as Board Chairman, Mr. Massman receives an additional annual retainer of $25,000. Although he attends several committee meetings at each quarterly Board meeting, he receives only a single $2,500 fee for his attendance at those meetings.  The Chairman of the Audit Committee and the Chairman of the Investment Committee each also receive an additional annual retainer of $10,000.
The Board has adopted a Trustee Retirement Policy and Trustee Emeritus and Retirement Plan (“Plan”). The Plan provides that a Trustee who served on the Board prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status (“Eligible Trustees”).  The mandatory retirement age does not apply to Mr. Feld. Additionally, Eligible Trustees who have served on the Board of one or more Trusts for at least five years may elect to retire from the Board at an earlier age and immediately assume Trustee Emeritus status.  The Board has determined that, other than the Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees.
Upon assuming Trustee Emeritus status, each Eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager’s former parent company) for a maximum period of 10 years, depending upon length of service prior to September 12, 2008.  Eligible Trustees may opt to receive an annual retainer of $20,000 from the Trusts in lieu of flight benefits.  No retirement benefits are accrued for Board service after September 12, 2008.
A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at

Board meetings and is not subject to election by shareholders of the Funds. Currently, two individuals who retired from the Board prior to September 12, 2008 have assumed Trustee Emeritus status. One receives an annual retainer of $20,000 from the Trusts. The other individual and his spouse receive annual flight benefits of up to $40,000 combined, on a tax-grossed up basis, on American Airlines.
Required Vote
Election of each nominee as a Trustee of each Trust requires the vote of a plurality of the votes cast at the Meeting in person or by proxy, provided that a quorum is present.   Those shareholders who wish to withhold their vote on any specific nominee(s) may do so on the proxy card.

THE BOARD UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR”
EACH OF THE NOMINEES IN PROPOSAL 1

PROPOSALS 2 AND 3
APPROVAL OF THE NEW MANAGEMENT
AGREEMENT FOR THE FUNDS AND
NEW CRESCENT AGREEMENT FOR THE CRESCENT FUND

Shareholders of each Fund are being asked to approve the New Management Agreement between the Trusts and the Manager, and shareholders of the Crescent Fund are being asked to approve the New Crescent Agreement among the Beacon Trust, the Manager and Crescent.  Collectively, the New Management Agreement and New Crescent Agreement are referred to as the “New Agreements.”  As described above, each Fund’s Current Management Agreement and the Current Crescent Agreement (collectively, the “Current Agreements”) will be deemed to have automatically terminated upon the Closing based upon relevant law and contractual provisions.  Therefore, approval of the New Agreements is sought so that the operation of each Fund can continue without interruption.
Board Considerations, Approvals and Recommendations
The Board met in person on November 12, 2014, and telephonically on November 26 and December 6, 2014, to discuss the Transaction and the effect that the Transaction would have on the Funds, before meeting in person again on December 10, 2014, to consider whether to approve the New Agreements.  Throughout this process, the Board (including all of its Non-interested Trustees) was advised by its independent legal counsel.  In connection with the approval process for the New Agreements, the Trustees received advice from their legal counsel detailing the Board’s responsibilities pertaining thereto.  In advance of the December 10, 2014 meeting, the Board requested and received detailed information from the Manager and the Purchasers regarding the Transaction and the New Agreements.

At the December 10, 2014 meeting, the Board considered that the Manager and Crescent would provide the same services to the Funds on substantially the same terms as under the Current Agreements.  Additionally, the Board considered that each Fund would pay the same aggregate fee rates under the New Agreements as the Fund does under the Current Agreements.  Based on the process undertaken and the considerations weighed by the Board during its meetings in connection with the renewal or initial approval of the Current Agreements and Board’s consideration of the Transaction, the Board approved the New Management Agreement with respect to each Fund and the New Crescent Agreement with respect to the Crescent Fund.  At the same time, the Board unanimously recommended that shareholders of each Fund also approve the New Management Agreement for each Fund and the New Crescent Agreement for the Crescent Fund.
In connection with the Transaction, the Board reviewed materials furnished by the Manager and the Purchasers, and met with senior representatives of the Manager and the Purchasers regarding the Transaction.  The Board also reviewed the terms of the Transaction and considered its possible effects on the Funds and their shareholders.  During these meetings, the representatives of the Manager and Purchasers indicated their belief that the Transaction would not adversely affect: (1) the continued operation of the Funds; (2) the capabilities of the senior investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels; and (3) the capabilities of each sub-advisor to continue to provide the same level of advisory and other services to the Funds.  Those representatives also indicated that they believe that the Transaction may provide certain benefits to the Funds, but also indicated that there could be no assurance of any particular benefits that may result.
In connection with the Board’s recommendation that shareholders of each Fund approve the New Agreements, the Trustees considered, among other information, the following factors, in addition to other factors noted in this Proxy Statement:
(1)	The manner in which each Fund’s assets are managed will not change as a result of the Transaction, and the same people who currently manage the Fund’s assets are expected to continue to do so after the Transaction;

(2)
The aggregate fee rates payable by each Fund under the New Agreements are the same as the fee rates payable under the Current Agreements (a schedule of those fee rates is included as Schedule A to each New Agreement in Appendix D);

(3)	The material terms regarding advisory services pursuant to the New Agreements are substantially the same as the terms of the Current Agreements;

(4)	The Manager’s personnel who will provide management services to the Funds and Crescent’s personnel who will provide advisory services to the Crescent Fund are not expected to change;

(5)	The adequacy of the Manager’s financial condition and the post-Closing capitalization of the Purchasers;

(6)	The anticipated absence of any adverse impact of the Transaction on the Manager’s day-to-day operations, including its compliance activities;

(7)	The anticipated absence of any adverse impact of the Transaction on the Funds’ sub-advisors and other key service providers;

(8)	The capabilities, experience, corporate structure and resources of the Purchasers;

(9)	The long-term business goals of the Purchasers with regard to the Manager and the Manager’s activities with respect to the Trusts, which goals are consistent with the Manager’s current goals;

(10)	Fund shareholders will not bear any costs in connection with the Transaction, inasmuch as Purchasers and LHPI will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, the fees and expenses of accountants and attorneys relating to the Transaction and Proxy Statement, the fees and expenses incurred by the Funds in connection with the Transaction, and the meeting fees of the Board for meetings held in connection with the Transaction; and

(11)	The Funds may realize benefits as a result of the Transaction, including economies of scale.

Description of the Current and New Agreements
The Trusts presently have an agreement with the Manager that covers advisory services provided by the Manager.  At a meeting held on December 10, 2014, the Manager proposed, and the Board approved, the New Management Agreement for all Funds, which is attached as Appendix D to this Proxy Statement.  The New Management Agreement incorporates all material provisions of the Current Management Agreement, and includes certain immaterial changes.  The current and proposed fee rates payable under the Current Management Agreement and the New Management Agreement are the same.
On December 10, 2014, the Manager also proposed, and the Board approved, new investment advisory agreements with respect to each sub-advised Fund, including the New Crescent Agreement.  The New Crescent Agreement incorporates all material provisions of the Current Crescent Agreement, and updates certain immaterial provisions.  The current and proposed fee rates payable under the Current Crescent Agreement and the New Crescent Agreement are the same.
The Current Management Agreement
The Manager currently serves as the Funds’ investment manager under the Current Management Agreement. Under the Current Management Agreement, the Manager provides a continuous investment program for each Fund and may delegate certain of those duties to an investment sub-advisor.  The services provided by the Manager are not exclusive and the Manager is free to furnish similar services to others.  The Current Management Agreement initially was approved by the Board for a term of two years and has been approved annually thereafter in accordance with the requirements of the 1940 Act.  The Board, including the Non-interested Trustees, last approved the Current Management Agreement on June 5, 2014.  The date of the Current Management Agreement, the date when the Current Management Agreement was last submitted to a vote of shareholders of each Fund, including the purpose of such submission, and the aggregate amount of each Fund’s advisory fees during its last fiscal year is set forth in Appendix E.
The Current Crescent Agreement
Crescent currently serves as the sub-advisor to the Crescent Fund under the Current Crescent Agreement.  Under the Current Crescent Agreement, Crescent manages the Crescent Fund’s assets pursuant to its continuous investment program, subject to the Manager’s oversight.  The services provided by Crescent are not exclusive and Crescent is free to furnish similar services to others.  The Current Crescent Agreement initially was approved by the Board, including the Non-interested Trustees, on June 5, 2014.  The Current Crescent Agreement was submitted to a vote of the sole initial shareholder of the Crescent Fund on October 1, 2014.
The New Management Agreement
The New Management Agreement would require the Manager to provide the same investment advisory services as required by the Current Management Agreement.  The aggregate fee rates charged for advisory services are not changing.  A copy of the New Management Agreement is at Appendix D.  The description of the New Management Agreement in this Proxy Statement is qualified in its entirety by reference to the New Management Agreement in Appendix D.
Both the Current Management Agreement and New Management Agreement provide that the Manager is responsible for supervising and managing each Fund’s investments and effecting each Fund’s portfolio transactions.  These agreements maintain the same standard of care and indemnification provisions.  In addition, the compensation for advisory services under these agreements remains the same.  Additionally, the Funds’ operating expenses are not expected to change as a result of the approval of the New Management Agreement.  The aggregate amount of fees received by the Manager as well as other material payments are set forth in Appendix E.
The New Crescent Agreement
The New Crescent Agreement would require Crescent to provide the same investment advisory services as required by the Current Crescent Agreement.  The aggregate fee rate charged for advisory services are not changing.  The New Crescent Agreement also clarifies that the agreement terminates in the event of its assignment.  A copy of the New Crescent Agreement is at Appendix D.  The description of the New Crescent Agreement in this Proxy Statement is qualified in its entirety by reference to the New Crescent Agreement in Appendix D.
Both the Current Crescent Agreement and New Crescent Agreement provide that Crescent is responsible for continuously reviewing, supervising, and administering the Crescent Fund’s investment program, including effecting portfolio transactions.  These agreements maintain the same standard of care and indemnification provisions.  In addition, the compensation for advisory services under these agreements remains the same.  Additionally, the

Crescent Fund’s operating expenses are not expected to change as a result of the approval of the New Crescent Agreement.
Board Considerations Regarding the New Agreements
The 1940 Act requires that the Board review each Fund’s advisory contracts and consider whether to approve them and recommend that the shareholders of each Fund approve them.  At its meetings in May and June 2014, the Board, including the Non-interested Trustees, reviewed and considered the renewal of the Current Management Agreement.  In June 2014, the Board, including the Non-interested Trustees, also reviewed and considered the initial approval of the Current Crescent Agreement. The Board, including the Non-interested Trustees, met in person on November 12, 2014, telephonically on November 26 and December 6, 2014, and in person on December 10, 2014, to review and consider the approval of the New Agreements, pursuant to which the Manager and Crescent would provide the same services on substantially the same terms upon the assignment and termination of the Current Agreements due to the Closing of the Transaction.
 In considering whether to approve the New Agreements, the Board focused on the effect that the Transaction would have on the Manager and the Funds.  The Trustees considered that they had requested and evaluated the information relevant to the renewal of the Current Agreements at in-person meetings held in May and June 2014.  The Board noted that it had engaged in the same evaluation process in connection with the initial approval of the Current Agreements and any Investment Advisory Agreements with respect to each Fund and sub-advisor that was approved in the past year but was not a part of the annual renewal process. The Manager represented to the Board that there had been no material changes or developments relating to the Manager or any of the sub-advisors since the May and June 2014 meetings, other than the changes or developments subsequently reported to the Board or discussed in the due diligence materials submitted to the Trustees in connection with the Transaction.  In light of the proximity of the Board’s consideration of the renewal or approval of the Current Agreements and any Investment Advisory Agreements, and the Board’s ongoing due diligence review in connection with the Transaction, the Trustees determined that it was not necessary to repeat certain aspects of the review conducted in connection with the approvals in the past year.
In connection with the November 12, November 26, December 6, and/or December 10, 2014 meetings, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following:
•
a description of the Transaction, the effect of the Transaction on the Manager, the Trusts and the Board, and any proposed changes to the Trusts, their service providers, their fee structures, fee waivers, and other information;

•	a description of any anticipated significant changes, if any, to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;
•	information regarding the financial resources of the Purchasers and the Manager’s capital structure after the Transaction, including confirmation that the Manager’s financial condition would not raise concerns that the Manager would be unable to continue providing the same scope and quality of services to the Funds;
•	information regarding the Manager’s due diligence, bidding and selection process with respect to the Purchasers;
•	information regarding the structure of the relationship between Kelso and Estancia and the role that each would assume in advance of and after the Closing;
•	information regarding the Purchaser’s ownership structure and key personnel, including information regarding affiliations of the Purchaser and the Manager after the Transaction;
•
information regarding each Purchaser’s asset management experience, including the experience of the Purchasers’ key personnel relating to the management of investment companies registered under the 1940 Act;;

•	the Purchasers’ business plans with respect to the Manager after the Transaction;
•	information regarding the extent to which the Purchasers expect to be involved in the Manager’s day-to-day operations and the persons to whom the Manager’s key personnel will report;
•	information regarding any anticipated impact that the Transaction might have on the Manager’s compliance activities or the resources available to the Funds’ Chief Compliance Officer;
•	a discussion of any potential material changes to the Current Agreements;
•	a description of any expected changes in distribution or marketing efforts and strategies for the Funds as a result of the Transaction;
•	information regarding whether the Purchasers or the Manager anticipated proposing any changes to the membership of the Board;
•	a discussion of the length of the Purchasers’ anticipated ownership of the Manager and the expected duration of the investment funds financing the Transaction;
•	information regarding the ownership and investment of management personnel in the Manager;
•	information regarding the Manager’s employee equity incentive plan after the Closing;
•	a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the Purchasers, or their personnel;
•	verification of the continuation of the Manager’s insurance coverage after the Transaction with regard to the services provided to the Funds; and
•	in-person presentations by and discussions with the Manager and representatives of the Purchasers regarding the Transaction.

Provided below is an overview of the primary factors the Board considered at its November 12, November 26, December 6, and/or December 10, 2014 meetings.  The Board did not identify any particular information that was most relevant to its consideration to approve the New Agreements, and each Trustee may have afforded different weight to the various factors.  Legal counsel to the Non-interested Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Agreements.  Based on its evaluation, the Board unanimously concluded that the terms of the New Agreements were reasonable and fair and that the approval of the New Agreements was in the best interests of the Funds and their shareholders.
In determining whether to approve the New Agreements, the Trustees considered the best interests of each Fund separately.  The Current Agreements for all of the Funds were considered at the Board meetings in May and June 2014, and the New Agreements for all of the Funds were considered at the meetings on November 12, November 26, December 6, and/or December 10, 2014.  The Board considered each Fund’s investment management and sub-advisory relationships separately.  In each instance, the Board considered its review of the Current Agreements in May and June 2014 (as set forth in Appendix F), and the information received in November and December 2014 with respect to, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund and, as applicable, each sub-advisor for a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a sub-advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a sub-advisor from their relationship with a Fund.  The Trustees posed questions to various management personnel of the Manager and the Purchasers regarding certain key aspects of the materials submitted in support of the renewal.  The Board’s considerations and conclusions from May and June 2014 are included as Appendix F.
Nature, Extent and Quality of the Services to be Provided
With respect to the approval of the New Agreement for each Fund, the Board considered representations by the Manager and/or Purchasers that the Transaction will not result in any adverse impact or changes to: the personnel involved in the management of the Funds; the Manager’s disciplined investment approach and goal to provide consistent above average long-term performance at a lower than average cost; the Manager’s continuing efforts to enhance distribution of the Funds’ shares and add new series and share classes to the Funds’ product line; the Manager’s compliance activities or the resources available to the Trusts’ Chief Compliance Officer; or the Funds’ service providers or sub-advisors, including Crescent.   The Board also considered the Manager’s representation that there had been no material changes or developments regarding the Manager or any sub-advisor since the Board’s consideration of the Current Agreements in May and June 2014 that had not previously been reported to the Board.  Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and Crescent were appropriate for each Fund and, thus, determined to approve the New Agreements for each Fund.
Investment Performance
The Board considered its review of the comparative information regarding each Fund’s investment performance relative to its benchmark index(es) and peer group in connection with the renewal of the Current Agreements.  The Board also considered the performance reports and discussions with management at Board and Committee meetings since June 2014.  The Manager also noted that it generally was satisfied with the performance of the sub-advisors, including Crescent.

Costs of the Services to be Provided to the Funds and the Projected Profits to be Realized by the Manager from its Relationship with the Funds
In analyzing the cost of services and profitability of the Manager by Fund, the Board considered that the Transaction would result in no changes to the fees charged to the Funds or the Manager’s fee waivers currently in place with respect to each Fund.  Additionally, the Board noted that there had been no material changes in this regard since its consideration of the Current Agreements in May and June 2014.  Based on the foregoing information and the factors discussed in Appendix F, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager.  The Board did not consider the costs of the services to be provided and profits to be realized by Crescent from its relationship with the Crescent Fund, noting instead the substantially arm’s-length nature of the relationship between the Manager and Crescent with respect to the negotiation of the advisory fee rate on behalf of the Crescent Fund.
Economies of Scale and Whether Fee Levels Reflect Economies of Scale
In considering the reasonableness of the management fees, the Board considered that the Funds would pay the same fee rates to the Manager under the New Management Agreement as the Funds currently pay under the Current Management Agreement.   The Board also considered that the Crescent Fund would pay the same fee rates to Crescent under the New Crescent Agreement as the Crescent Fund pays under the Current Crescent Agreement.  Based on the foregoing information and the factors discussed in Appendix F, the Board concluded that the Manager’s fee schedule for each Fund, and Crescent’s fee schedule for the Crescent Fund, provides for a reasonable sharing of benefits from any economies of scale with the Fund.
Benefits Derived by the Manager from Relationship With the Funds
The Board considered that the “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisors as a result of the advisory relationships with the Funds would not change as a result of the Transaction.  Based on the foregoing information and the factors discussed in Appendix F, the Board concluded that the potential benefits accruing to the Manager and Crescent under the New Management Agreement and the New Crescent Agreement by virtue of the Manager’s relationship with the Funds and Crescent’s relationship with the Crescent Fund appear to be fair and reasonable.
Section 15(f) of the 1940 Act
The Transaction involves a sale of the Manager.  The Manager has represented to the Board that it intends for the Transaction to come within the safe harbor provided by section 15(f) of the 1940 Act.  Section 15(f) of the 1940 Act permits an investment advisor of a registered investment company (or any affiliated persons of the investment advisor) to receive any amount or benefit in connection with a sale of an interest in the investment advisor, provided that two conditions are satisfied.
First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment advisor (or predecessor or successor advisor), or any “interested person” of the advisor (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).  The Board has not been advised by the Manager of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on any Fund. Moreover, the Manager has agreed that, for two years after the consummation of the Transaction, it will use reasonable best efforts to refrain from imposing, or agreeing to impose, any unfair burden on any Fund.
Second, during the three-year period after the transaction, at least 75% of the members of the investment company’s board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment advisor or its predecessor.  At the present time, 88% of the Trustees are classified as Non-interested Trustees. Following the Transaction, if the nominees proposed for election in Proposal 1 are elected by shareholders, all but one of the Trustees will be classified as Non-interested Trustees. The Manager has represented that it will use its reasonable best efforts to ensure that at least 75% of the Trustees are not “interested persons” (as defined in the 1940 Act) of the Purchasers or the Manager during the three-year period after the completion of the Transaction.
Required Vote
Approval of the New Management Agreement for each Fund and the New Crescent Agreement for the Crescent Fund requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.
The Board has determined that recommending approval of the New Management Agreement and the New Crescent Agreement is in the best interest of each Fund’s shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS
THAT SHAREHOLDERS VOTE “FOR”
PROPOSALS 2 AND 3

INFORMATION ON THE TRUST’S INDEPENDENT ACCOUNTANTS
The Trust’s financial statements for the fiscal years ended December 31, 2013 and January 31, August 31, October 31, 2014, were audited by Ernst & Young LLP (“E&Y”), 2323 Victory Avenue, Suite 2000, Dallas, TX 75219. E&Y has informed the Trust that it has no material direct or indirect financial interest in any of the Funds and that investments in the Funds by its personnel and their family members are prohibited where appropriate to maintaining the auditors’ independence. In the opinion of the Board, the services provided by E&Y are compatible with maintaining the independence of the auditors. The Board appointed E&Y as the independent accountants for each Trust for the respective fiscal years ending December 31, 2014 and January 31, August 31, and October 31, 2015.
Representatives of E&Y are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
Audit Fees
The aggregate fees billed by E&Y for professional services rendered for the audit of the Trusts’ Funds’ annual financial statements for the fiscal years ended December 31, 2013 and January 31, August 31 and October 31, 2014 and the review of the financial statements included in the Trusts’ Funds’ annual reports to shareholders were $226,734, $105,556, $403,681 and $396,969, respectively. The aggregate fees billed by E&Y for professional services rendered for the audit of the Trusts’ Funds’ annual financial statements for the fiscal years ended December 31, 2012 and August 31 and October 31 2013, and the review of the financial statements included in the Trusts’ Funds’ annual reports to shareholders were $219,418, $209,783 and $384,699, respectively.
Audit-Related Fees
E&Y did not receive audit-related fees for the fiscal years ended December 31, 2013 and January 31, August 31and October 31, 2014 or December 31, 2012 and August 31 and October 31, 2013.
Tax Fees
The aggregate fees billed by E&Y during the fiscal years ended December 31, 2013 and January 31, August 31, and October 31, 2014, for professional services rendered for tax compliance, tax advice and tax planning were $20,000, $10,500, $36,250 and $63,017, respectively. These fees were paid to E&Y for their review of the Funds’ 2012 and 2013 tax returns. The aggregate fees billed by E&Y during the fiscal years ended December 31, 2012 and August 31 and October 31, 2013 for professional services rendered for tax compliance, tax advice and tax planning were $22,250, $36,250 and $70,713, respectively. These fees were paid to E&Y for their review of the Funds’ 2011 and 2012 tax returns.
All Other Fees
E&Y did not receive any other fees for the fiscal years ended December 31, 2013 and January 31, August 31, and October 31, 2014, or December 31, 2012 and August 31 and October 31, 2013, for products and services, other than the services reported above.

Pre-Approval Policies and Procedures
Pursuant to its charter, the Trusts’ Audit Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal independent accountant to: (1) approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trust’s financial statements, and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; (2) approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trust, an investment advisor to any Fund or any entity controlling, controlled by, or under common control with an investment advisor that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust; (3) review the arrangements for and scope of the annual audit and any special audits; and (4) review and approve the fees proposed to be charged to the Trust by the auditors for each audit and non-audit service. The Audit Committee pre-approved the “Audit Fees” and “Tax Fees” described above.
Aggregate Non-Audit Services
The aggregate non-audit fees billed by E&Y during the fiscal years ended December 31, 2013 and January 31, August 31and October 31, 2014, for services rendered to the Trusts were $20,000, $10,500, $36,250 and $63,017, respectively. The aggregate non-audit fees billed by E&Y during the fiscal years ended December 31, 2012 and August 31and October 31, 2013, for services rendered to the Trusts were $22,250, $36,250 and $70,713, respectively.
The aggregate non-audit fees billed by E&Y during the fiscal years ended December 31, 2014 and 2013 for fiscal services rendered to the Manager were $21,905 and $50,950, respectively. The Trusts’ Audit Committee considered that the services provided to the Manager by E&Y were compatible with maintaining E&Y’s independence with respect to the Trusts.
SHAREHOLDER PROPOSALS
As a general matter, the Trusts do not hold annual or other regular meetings of shareholders.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to their Fund at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, attn: Terri McKinney, so as to be received a reasonable time before the proxy solicitation for that meeting is made.  Shareholder proposals that are submitted in a timely manner will not necessarily be included in a Fund’s proxy materials.  Inclusion of such proposals is subject to limitations under the federal securities laws.  In addition, the Trusts are each required to convene a special shareholders’ meeting upon written request for such a meeting by their respective shareholders owning at least ten percent of their outstanding shares.
OTHER BUSINESS
The Manager knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment and in the best interests of the Funds.

SHAREHOLDER REPORTS
The Trusts’ most recent Annual and Semi-Annual Reports have previously been sent to shareholders and may be obtained without charge by going to www.americanbeaconfunds.com, calling toll-free 1-800-658-5811 or by writing to the Trusts at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039.

Dated:            February 9, 2015

APPENDIX A

SHARES OF BENEFICIAL INTEREST
(As of January 28, 2015)

A-1

APPENDIX B
OWNERSHIP OF FUND SHARES

5% Shareholders of a Class of a Fund
(As of January 28, 2015)

B-1

APPENDIX C
EXECUTIVE OFFICERS OF THE TRUSTS
DIRECTORS AND OFFICERS OF THE MANAGER*

None of the current Trustees of the Trusts, or nominees for Trustee, is an officer or director of the Manager.
Trust Officer	Trust Office and Length of Time Served with each Trust	Principal Occupation(s) and Directorships During Past 5 Years

Gene L. Needles, Jr. (60)	President since 2009 Executive Vice President 2009
President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-Present); Manager and President, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); President, Touchstone Investments(2008-2009).

Jeffrey K. Ringdahl (39)	Vice President since 2010
Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Vice President, American Private Equity Management, L.L.C. (2012-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-Present), Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-Present); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Rosemary K. Behan (55)	Vice President, Secretary and Chief Legal Officer since 2006
Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Lighthouse Holdings, Inc. (2008-Present); Secretary, Lighthouse Holdings Parent, Inc. (2008-Present); Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (54)	Vice President since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).
Wyatt L. Crumpler (48)	Vice President since 2007
Chief Investment Officer (2012-Present), Vice President, Asset Management (2009-2012), Vice President, Trust Investments (2007-2009), American Beacon Advisors, Inc.; Vice President, American Private Equity Management, L.L.C. (2012-Present).

Erica B. Duncan (44)	Vice President since 2011
Vice President, Marketing & Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011); Supervisor, Marketing Communications (2009-2010) and Senior Financial Writer (2004-2009), Invesco AIM.

Michael W. Fields (60)	Vice President since 1989	Chief Fixed Income Officer (2011-Present) and Vice President, Fixed Income Investments (1988-2011), American Beacon Advisors, Inc.; Director, American Beacon Global Funds SPC (2002-2011).
Melinda G. Heika (53)	Treasurer since 2010
Treasurer (2010-Present); Controller (2005-2009); American Beacon Advisors, Inc.; Treasurer, Lighthouse Holdings, Inc. (2010-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-Present); Treasurer, American Private Equity Management, L.L.C. (2012-Present), Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Terri L. McKinney (51)	Vice President since 2010	Vice President, Enterprise Services (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.
Samuel J. Silver (51)	Vice President since 2011	Vice President, Fixed Income Investments (2011-Present) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Sonia L. Bates (58)	Asst. Treasurer since 2011
Director, Tax and Financial Reporting (2011 - Present), Manager, Tax and Financial Reporting (2005 - 2010), American Beacon Advisors, Inc.; Asst. Treasurer, Lighthouse Holdings, Inc. (2011-Present); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-Present); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

Christina E. Sears (43)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

Directors/Officers of the Manager
Director/Officer of American Beacon Advisors, Inc.	Position with Manager
William F. Quinn	Chairman & Director
Gene L. Needles, Jr.	President & CEO
Jeffrey K. Ringdahl	Vice President & Chief Operating Officer
Rosemary K. Behan	Vice President/Chief Legal Officer/Corporate Secretary
Melinda G. Heika	Vice President & Chief Financial Officer
Brian E. Brett	Vice President
Wyatt L. Crumpler	Vice President
Erica B. Duncan	Vice President
Michael W. Fields	Vice President
Terri L. McKinney	Vice President
Samuel J. Silver	Vice President
Christina E. Sears	Chief Compliance Officer

The officers of the Trusts as listed above, who are also officers of the Manager, participate in the Manager Equity Incentive Plan (“the Plan”).  In accordance with the Plan, the valuation of options granted under the Plan is based upon stockholders’ equity in the Manager as established by an estimate of the Manager or, in the event of a sale of the Manager, the sales price and the Manager’s cash flows. Interests in the Plan vests over the course of five years following the date of grant and unexercised interests in the Plan, whether vested or unvested, expire ten years following the date of grant. Thus, holders of interests may have an interest in the Transaction, including shareholder approval of the New Management Agreement as required for consummation of the Transaction.

Additionally, the following officers of the Trust, who are also officers of the Manager, participate in the Manager’s Stockholders Agreement (“the Agreement”): William F. Quinn, Michael W. Fields, Brian E. Brett, Rosemary K. Behan, Wyatt L. Crumpler, Terri L. McKinney, and Samuel J. Silver.  In accordance with the Agreement, the valuation of LHPI Class A shares of common stock is based upon stockholders’ equity in the Manager as established by an estimate of the Manager or, in the event of a sale of the Manager, the sales price and the Manager’s cash flows. Thus, holders of Class A shares of common stock may have an interest in the Transaction, including shareholder approval of the New Management Agreement as required for consummation of the Transaction.

APPENDIX D
FORM OF MANAGEMENT AGREEMENT

AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS

MANAGEMENT AGREEMENT

This Amended and Restated Agreement (“Agreement”) is made as of         , 2015, by and among the American Beacon Funds and the American Beacon Select Funds, each a Massachusetts business trust (each, a “Trust”), on behalf of each Fund of a Trust listed on Schedule A hereto, as may be amended from time to time (each, a “Fund”), and American Beacon Advisors, Inc., a Delaware corporation (“Manager”).

WHEREAS, each Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company consisting of one or more separate Funds, each having its own assets and investment objective(s), policies and restrictions; and

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and as a commodity pool operator (“CPO”) with the Commodity Futures Trading Commission (“CFTC”) and is a member of the National Futures Association (“NFA”);

WHEREAS, each Trust desires to retain the Manager to provide investment advisory and portfolio management services to each Fund pursuant to the terms and provisions of this Agreement, and the Manager is willing to furnish such services; and

WHEREAS, pursuant to Section 10 of this Agreement, the parties may amend this Agreement by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, provided, however, that, no material amendment of this Agreement as to a given Fund shall be effective until approved by the Board of Trustees of the Trusts (the “Board”) and such Fund shareholders to the extent required by the 1940 Act.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.            Appointment.  Each Trust hereby appoints the Manager to serve as the investment adviser of the Trust and each Fund for the period and on the terms set forth in this Agreement.  The Manager accepts such appointment and agrees to render the services herein set forth for compensation as set forth on Schedule A.  In the performance of its duties, the Manager will act in the best interests of each Trust and each Fund and will perform its duties hereunder for each Trust and each Fund in conformity with (a) applicable laws and regulations, including, but not limited to, the 1940 Act, the Advisers Act, and the Commodity Exchange Act, as amended (“CEA”), and the rules and regulations under each such act,  (b) the terms of this Agreement, (c) the investment objectives, policies and restrictions of each applicable Fund as stated in each Trust’s currently effective registration statement under the Securities Act of 1933, as amended, and the 1940 Act, (d) each Trust’s Declaration of Trust and Bylaws; and (e) such other guidelines as the Board reasonably may establish or approve.  The Manager will be an independent contractor and will have no authority to act for or represent a Trust or Fund in any way or otherwise be deemed to be an agent of a Trust or Fund unless expressly authorized in this Agreement or in another appropriate written format.

2.            Duties of the Manager.

(a)            Investment Program.  Subject to supervision by the Board, the Manager will provide a continuous investment program for each Fund and shall determine what securities, commodity interests and other investments will be purchased, retained, sold or loaned by each Fund and what portion of such assets will be invested or held uninvested as cash.  The Manager will exercise full discretion and act for each Fund in the same manner and with the same force and effect as such Fund itself might or could do with respect to purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.  The Manager will be responsible for preserving the confidentiality of information concerning the holdings, transactions, and business activities of each Trust and each Fund in conformity with the requirements of the 1940 Act, other applicable laws and regulations, and any policies that are approved by the Board.

(b)            Securities Lending Activities.  The Manager shall provide the following services with respect to securities lending activities on behalf of each Fund that engages in such activities:  (i) assist the securities lending agent for each such Fund (the “Agent”) to determine which securities are available for loan, (ii) monitor the Agent’s activities to ensure that securities loans are effected in accordance with Manager’s instructions and in accordance with applicable procedures and guidelines adopted by the Board, (iii) prepare appropriate periodic reports for, and seek appropriate periodic approvals from, the Board with respect to securities lending activities, (iv) respond to Agent inquiries concerning Agent’s activities, and (v) such other related duties as may be necessary or appropriate.

(c)            Exercise of Rights.  The Manager, unless and until otherwise directed by the Board, will exercise all rights of security holders with respect to securities held by each Fund, including, but not limited to: voting proxies, converting, tendering, exchanging or redeeming securities; acting as a claimant in class action litigation (including litigation with respect to securities previously held), and exercising rights in the context of a bankruptcy or other reorganization.

(d)            Execution of Transactions and Selection of Broker Dealers.  The Manager shall be responsible for effecting transactions for each Fund and selecting brokers, dealers or futures commission merchants to execute such transactions for each Fund.  In the selection of brokers or dealers (which may include brokers or dealers affiliated with the Manager) and the placement of orders for the purchase and sale of portfolio investments for each Fund, the

Manager shall use its best efforts to obtain for each Fund the best execution available, except to the extent that it may be permitted to pay higher brokerage commissions for brokerage or research services as described below.  In using its best efforts to obtain the best execution available, the Manager, bearing in mind each Fund’ best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of execution and research services provided by the broker or dealer.  Subject to such policies as the Board may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage or research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to such Fund and to other clients of the Manager as to which the Manager exercises investment discretion.  Each Trust hereby agrees that any entity or person associated with the Manager which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of a Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended, and the Trusts hereby consent to the retention of compensation for such transactions.

(e)            Reports to the Board.  Upon request, the Manager shall provide to the Board such analyses and reports as may be required by law or otherwise reasonably required to fulfill its responsibilities under this Agreement.

(f)            Delegation of Authority.  Any of the duties specified in this Paragraph 2 with respect to one or more Funds may be delegated by the Manager, at a Fund’s expense (unless designated as a Manager expense in Schedule A) to an appropriate party, including an affiliated party (“Subadviser”), subject to such approval by the Board and shareholders of the applicable Fund to the extent required by the 1940 Act.  The retention of one or more Subadvisers by the Manager pursuant to this Paragraph 2(f) shall in no way reduce the obligations of the Manager under this Agreement and the Manager shall be responsible to each Trust for all acts or omissions of each Subadviser in connection with the performance of the Manager’s duties under this Agreement.  In connection with the delegation of responsibilities to a Subadviser, the Manager shall:

(i)	Oversee the performance of delegated functions by each Subadviser and furnish the Board with periodic reports concerning the performance of delegated responsibilities by the Subadviser;

(ii)
Allocate the portion of the assets of a Fund to be managed by one or more Subadvisers for such Fund and coordinate the activities of all Subadvisers and, in circumstances where a lead Subadviser performs the foregoing functions, oversee the activities of the lead Subadviser; and

(iii)	If appropriate, recommend changes in a Subadviser or the addition of a Subadviser, subject to the necessary approvals under the 1940 Act.

 (g)            CPO Registration. The Manager is registered with the CFTC as a CPO and is a member of the National Futures Association (“NFA”). The Manager shall maintain such registration or license in effect and in good standing at all times during the term of this Agreement to the extent required for the Manager to perform its duties hereunder.

3.            Services Not Exclusive.  The services furnished by the Manager hereunder are not to be deemed exclusive and the Manager shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.  Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager, who may also be a Trustee, officer, or employee of a Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or dissimilar nature.

4.            Compliance with Rule 38a-1.  The Manager shall maintain policies and procedures that are reasonably designed to prevent violations of the federal securities laws, and shall employ personnel to administer the policies and procedures who have the requisite level of skill and competence required to effectively discharge its responsibilities.  The Manager shall also provide the Trusts’ chief compliance officer with periodic reports regarding its compliance with the federal securities laws, and shall promptly provide special reports in the event of any material violation of the federal securities laws.

5.            Books and Records.  The Manager will maintain all accounts, books and records with respect to each Fund as are required pursuant to the 1940 Act, Advisers Act, the CEA and the rules and regulations under each such act.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that all records which it maintains for each Trust are the property of that Trust and further agrees to surrender promptly to the Trust any of such records upon a Trust’s request.  The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6.            Expenses of the Manager and the Trusts.  During the term of this Agreement, each Fund will bear all fees and expenses not specifically waived, assumed or agreed to be paid by the Manager and incurred in its operations and the offering of its shares.  Expenses borne by each Fund will include, but not be limited to, the following (or each Fund’ proportionate share of the following): brokerage commissions and issue and transfer taxes relating to securities and commodity interest positions purchased or sold by the Fund or any losses incurred in connection therewith; expenses of organizing the Fund; filing fees and expenses relating to the registration and qualification of the Fund’ shares under federal or state securities laws and maintaining such registrations and qualifications; distribution and service fees; fees and salaries payable to the Trustees and officers of a Trust who are not officers, directors/trustees, partners or employees of the Manager or its affiliates; taxes (including any income or franchise taxes) and governmental fees; costs of any liability, uncollectible items of deposit and other insurance (including directors’ and officers’ errors and omissions insurance) or fidelity bonds; any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against a Trust or

Fund for violation of any law; legal, accounting and auditing expenses, including legal fees of counsel to the Trusts or any Fund for services rendered to a Trust or the Fund and legal fees of special counsel for the independent trustees; charges of custodians, transfer agents, proxy voting services and expenses relating to proxy solicitation and tabulation services and services of other agents; costs of preparing share certificates; expenses of  printing and mailing prospectuses and supplements thereto for  shareholders, reports and statements to shareholders and proxy materials; all expenses incidental to holding shareholder and Board meetings; costs incurred for any pricing or valuation services; any expenses of the Manager resulting from new services necessitated by regulatory or legal changes affecting mutual funds occurring after the date of this Agreement; any extraordinary expenses (including fees and disbursements of counsel) incurred by a Trust or Fund; and fees and other expenses incurred in connection with membership in investment company organizations.

7.            Compensation.  For the services provided and the expenses assumed pursuant to this Agreement with respect to each Fund, each Trust will pay the Manager, effective from the date of this Agreement, a fee which is computed daily and paid monthly from each Fund’s assets at the annual rates as percentages of that Fund’ average daily net assets as set forth in the attached Schedule A, which Schedule can be modified from time to time to reflect changes in annual rates or the addition or deletion of a Fund from the terms of this Agreement, subject to appropriate approvals required by the 1940 Act.  If this Agreement becomes effective or terminates with respect to any Fund before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.  Any fees payable by a Fund to a Subadviser pursuant to a separate agreement among the Trust, on behalf of a Fund, the Manager and a Subadviser, shall be in addition to the fees payable by the Fund to the Manager as set forth in Schedule A.

8.            Limitation of Liability of the Manager.  The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.  Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and, therefore, nothing in this Agreement is intended to limit the obligations of the Manager under such laws.

9.            Duration and Termination.

(a)            Effectiveness.  This Agreement shall become effective upon the date hereinabove written, provided that, with respect to a Fund, this Agreement shall not take effect unless it has first been approved, to the extent required by the 1940 Act (i) by a vote of a majority of those members of the Board who are not parties to this Agreement or interested persons of any such party (“Independent Board Members”) cast in person at a meeting called for the purpose of voting on such approval, and (ii) by an affirmative vote of a majority of the outstanding voting securities of such Fund.

(b)            Renewal.  Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the above written date, except that with respect to any new Fund, this Agreement will continue in effect for two years from the date the Fund is added to this Agreement.  Thereafter, if not terminated, this Agreement shall continue in effect provided that such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act (and any related rules, orders and interpretations).

(c)            Termination.  Notwithstanding the foregoing, with respect to any Fund, this Agreement may be terminated at any time by vote of the Board, including a majority of the Independent Board Members, or by vote of a majority of the outstanding voting securities of such Fund on 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to the Manager.  The Manager may at any time terminate this Agreement on 60 days’ written notice delivered or mailed by registered mail, postage prepaid, to a Trust.  This Agreement automatically and immediately will terminate in the event of its assignment.  Termination of this Agreement pursuant to this Paragraph 9(c) shall be without the payment of any penalty.  Termination of this Agreement with respect to a given Fund shall not affect the continued validity of this Agreement or the performance thereunder with respect to any other Fund.

10.            Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement as to a given Fund shall be effective until approved by the Board and such Fund shareholders to the extent required by the 1940 Act.

11.            Name of Trusts.  Each Trust or any Fund may use the name “American Beacon Funds” or “American Beacon Select Funds” for only so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Manager.  At such time as such an agreement shall no longer be in effect, a Trust and each Fund will (to the extent that it lawfully can) cease to use any name derived from American Beacon Advisors, Inc. or any successor organization.

12.            Trust and Shareholder Liability.  The Manager is hereby expressly put on notice of the limitation of shareholder liability as set forth in the each Trust’s Declaration of Trust and agrees that obligations assumed by a Trust pursuant to this Agreement shall be limited in all cases to a Trust and its assets, and if the liability relates to one or more Fund, the obligations hereunder shall be limited to the respective assets of that Fund.  The Manager further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of a Trust.

13.            Non-Binding Agreement.  This Agreement is executed by each Trust’s Trustees and/or officers in their capacities as Trustees and/or officers and the obligations of this

Agreement are not binding upon any of them or the shareholders individually; rather, they are binding only upon the assets and property of that Trust.

14.            Governing Law.  This Agreement shall be construed in accordance with the laws of the State of Texas, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act.  To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

15.            Definitions.  As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person,” and “assignment” shall have the same meanings as such terms have in the 1940 Act.

16.            Notices.  All notices required to be given pursuant to this Agreement shall be delivered or mailed to the last known business address of the Trusts (attention: Secretary) or the Manager (attention: General Counsel) (or to such other address or contact as shall be designated by a Trust or the Manager in a written notice to the other party) in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt. Notice shall be deemed to be given on the date delivered or mailed in accordance with this Paragraph 16.

17.            Force Majeure.  The Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

18.            Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

19.            The 1940 Act.  Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.            Headings.  The headings in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

AMERICAN BEACON FUNDS AMERICAN BEACON SELECT FUNDS
By:
Gene L. Needles, Jr. President

AMERICAN BEACON ADVISORS, INC.
By:
Jeffrey K. Ringdahl Chief Operating Officer

FORM OF CRESCENT AGREEMENT

AMERICAN BEACON FUNDS
INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this____ day of _____, 2015. by and among American Beacon Funds, a Massachusetts Business Trust (“Trust”), American Beacon Advisors, Inc., a Delaware Corporation (the “Manager”), and Crescent Capital Group LP, a Delaware limited partnership (the “Adviser”);

WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”), consisting of several series funds of shares, each having its own investment policies; and

WHEREAS, the Trust has retained the Manager to provide the Trust with business and asset management services, subject to the control of the Board of Trustees (the “Board”); and

WHEREAS, the Trust’s agreement with the Manager permits the Manager to delegate to other parties certain of its asset management responsibilities; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Manager and the Trust desire to retain the Adviser to render investment management services to the Trust with respect to a certain fund and such other funds as the Trust and the Adviser may agree upon and so specify in the Schedule attached hereto (the “Fund”) and as described in the Trust’s registration statement on Form N-1A as amended or supplemented from time to time, and the Adviser is willing to render such services;

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.            (a)  Duties of the Adviser.  The Manager and the Trust appoint the Adviser to manage the investment and reinvestment of such portion, if any, of the Fund’s assets as is designated by the Manager from time to time by written notice to the Adviser (as specified further below), and, with respect to such assets, to continuously review, supervise, and administer the investment program of the Fund, to determine in the Adviser’s discretion the securities to be purchased or sold, to provide the Manager and the Trust with records concerning the Adviser’s activities which the Trust is required to maintain, and to render regular reports to the Manager and to the Trust’s officers and Trustees concerning the Adviser’s discharge of the foregoing responsibilities.  The Adviser shall discharge the foregoing responsibilities (1) in conformity with all applicable securities law, including but not limited to the Investment Company Act, the Advisers Act, the Commodity Exchange Act, the Securities Act of 1933 (“Securities Act”), and the Securities Exchange Act of 1934 (“Exchange Act”), (2) subject to the Manager’s oversight and the control of the officers and the Trustees of the Trust and in compliance with such policies and procedures as the Board may from time to time establish, (3) in compliance with the objectives, policies, and limitations for each such Fund set forth in the Trust’s current registration statement as amended from time to time and applicable laws and regulations, and (4) in compliance with such other investment guidelines or restrictions established from time to time by the Manager or the Trust (“Investment Guidelines”), which shall be communicated in writing by the Manager to the Adviser in advance.  The Manager shall discharge its responsibilities in conformity with all applicable securities law, including but not limited to the Investment Company Act, the Advisers Act, the Commodity Exchange Act, the Securities Act, the Exchange Act and Subchapter M of the Internal Revenue Code.  The Adviser accepts such appointment and agrees to render the services for the compensation specified herein and to provide at its own expense the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.  (With respect to any of the Fund assets allocated for management by the Adviser, the Manager will make the investment decisions with respect to that portion of assets which the Adviser deems should be invested in short-term money market instruments.  The Manager agrees to provide this service.)

The Manager will instruct the Trust’s custodian(s) to hold and/or transfer the Fund’s assets in accordance with Proper Instructions received from the Adviser. (For this purpose, the term “Proper Instructions” shall have the meaning(s) specified in the applicable agreement(s) between the Trust and its custodian(s), but generally refers to a writing by the representatives of the Adviser who have been authorized by the Trust’s Board from time to time to provide instructions to the Trust’s custodian.  For the purpose of clarification, “Proper Instructions” can be instructions in any format, including without limitation, electronic instructions that are agreed upon by the Adviser and the Trust’s custodian.)

The Adviser is authorized on behalf of the Fund, and consistent with the investment discretion delegated to the Adviser herein, to:  (i) enter into agreements and execute any documents including without limitation, futures and options transactions, brokerage agreements, clearing agreements, account documentation, futures and option agreements, swap agreements, and other investment related agreements required to meet the obligations of the Trust with respect to any investments made for the Fund.  Such documentation includes, but may not be limited to, any market and/or industry standard documentation and the standard representations contained therein.  Adviser is authorized on behalf of Manager to make all elections required in such agreements, instruments and documentation and make and to receive all related notices from brokers or other counterparties.  Manager also authorizes Adviser as agent and attorney-in-fact to make transactions in futures contracts and options on futures contracts on margin, for the Portfolio, and authorizes each broker with whom Adviser makes such transactions to follow its instructions with respect to such transactions.  This power-of-attorney is a continuing power-of-attorney and shall remain in full force and effect until revoked by the Manager or the Trust in writing, but any such revocation shall not affect any transaction initiated prior to receipt by the Adviser of such notice.  Manager understands and agrees that Adviser will determine that such transactions are permitted before instructing a broker to enter into such transactions and that any broker receiving an order for any such transaction will have no independent obligation to ensure that the transactions are consistent with the Trust’s registration statement or the Fund’s Investment Guidelines; and (ii) acknowledge the receipt of brokers’ risk disclosure statements, electronic trading disclosure statements and similar disclosures, provided, however, that (a) the

Adviser shall be responsible for ensuring that any such statements and disclosures are consistent with the relevant Fund’s investment policies and other governing documents; (b) the Adviser shall be responsible for providing all notifications and delivering all documents required to be provided or delivered by a Fund under such documentation; and (c) the Adviser shall promptly notify the Manager of any event of default, potential event of default or termination event affecting the Fund under such documentation.  The Adviser further shall have the authority to instruct the custodian to:  (i) pay cash for securities and other property delivered for the Fund, (ii) deliver or accept delivery of, upon receipt of payment or payment upon receipt of, securities, commodities or other property underlying any futures or options contracts, and other property purchased or sold for the Fund; (iii) deposit margin or collateral which shall include the transfer of money, securities or other property to the extent necessary to meet the obligations of the Fund with respect to any investments made pursuant to the Trust’s registration statement, provided, however, that unless otherwise approved by the Manager, any such deposit of margin or collateral shall be effected by transfer or segregation within an account maintained for the Fund by its custodian subject to a control agreement, acceptable in form and substance to the Manager, pursuant to which such custodian agrees and accepts entitlement, orders or instructions from the secured party with respect to such margin or collateral.  The Adviser shall not have the authority to cause the Manager or the Trust to deliver securities or other property, or pay cash to the Adviser other than payment of the management fee provided for in this Agreement. The Adviser will not be responsible for the cost of securities or brokerage commissions or any other Trust expenses except as specified in this Agreement.

(b)  Valuation.  In accordance with procedures and methods established by the Board, which may be amended from time to time, the Adviser will provide, or procure the provision of, reasonable assistance to the Manager in order to help the Manager determine or confirm the fair value of all securities and other investments owned by the Fund, and use reasonable efforts to arrange for the provision of valuation information or prices from parties independent of the Adviser with respect to the securities or other investments owned by the Fund for which market prices are not readily available.  The Adviser will provide reasonable assistance to the Manager in monitoring the securities and other investments owned by the Fund for potential significant events that could affect their values and will notify the Manager when, in its opinion, a significant event has occurred that may not be reflected in the market values of such securities.  Notwithstanding the foregoing, the Manager understands and agrees that it, and not the Adviser or any of its affiliates, shall be ultimately responsible for the valuation of all portfolio securities held by the Fund.  The Adviser will maintain adequate records with respect to securities valuation information provided hereunder, and shall provide such information to Manager upon request.

(c)  Compliance and Other Matters.  The Adviser, at its expense, shall provide the Manager with such compliance reports and certifications relating to its duties under this Agreement and the federal securities laws as may be agreed upon by such parties from time to time.  In addition, the Manager and the Adviser represent and warrant that:

(i)
the Manager and Adviser shall continue to be duly formed legal entities, validly existing under the laws of their jurisdiction of formation, fully authorized to enter into this Agreement and carry out their duties and obligations hereunder, and this Agreement has been duly executed and delivered by the Manager and the Adviser;

(ii)
the Manager and the Adviser shall be registered as investment advisers with the U.S. Securities and Exchange Commission  (the “SEC”) under the Advisers Act, and be  registered  or  licensed  as investment  advisers  under  the laws of all jurisdictions  in which their activities  require to be so registered or licensed, except  where the  failure to be so licensed  would not have an adverse effect on the  Adviser, Manager or Trust.  The Manager and the Adviser  shall maintain such  registrations or licenses in effect and in good standing at all times during the term of this Agreement;

(iii)
the Manager and the Adviser shall maintain any necessary registrations, licenses, or exemptions, to the extent required, with the U.S. Commodity Futures Trading Commission (“CFTC”) and/or National Futures Association ;

(iv)	the Adviser shall at all times provide its commercially reasonable best judgment and effort to the Manager and the Trust in carrying out its obligations hereunder;
(v)	the Adviser shall use the same care and skill in providing such services as it uses in providing services to other accounts for which it has investment management responsibilities;
(vi)(i)
the Adviser shall cooperate with and provide, or procure the provision of, reasonable assistance to the Manager, the Trust’s administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Funds, the Trust and the Manager; (ii) keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Funds, the Trust and the Manager; (iii) provide prompt responses to reasonable requests made by such persons; and (iv) maintain any appropriate interfaces with each so as to promote the efficient exchange of information.  Without limitation of the foregoing, the Adviser shall comply with all statutory and regulatory requirements relating to derivatives transactions entered into by the Adviser for or on behalf of the Trust or any of its Funds, including without limitation, compliance with all recordkeeping and reporting requirements pursuant to Parts 43, 45 and 46 of the regulations of the CFTC and comparable rules of the SEC (collectively, the “Derivatives Recordkeeping and Reporting Rules”);

(vii)
the Manager and the Adviser shall each maintain a written Code of Ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and the Adviser shall provide the Manager with a current copy of its Code of Ethics.  The Adviser shall periodically certify to the Manager that the Adviser has materially complied, to the best of the Adviser’s knowledge and after due inquiry, with the requirements of Rule 17j-1  and that there have been no material violations of the Code of Ethics or, if such a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of the Manager, the Adviser shall permit representatives of the Manager to examine the reports (or summaries of the reports) required to be made under the Code of Ethics and other records evidencing enforcement of the Code of Ethics;

(viii)
the Adviser shall assist the Trust and the Trust’s Chief Compliance Officer (“CCO”) in complying with Rule 38a-1 under the Investment Company Act. Specifically, the Adviser represents that it shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act, as amended, and shall provide the CCO with reasonable access to information regarding the Adviser’s compliance program, which access shall include on-site visits with the Adviser as may be reasonably requested from time to time by the Trust. In connection with the periodic review and annual report required to be prepared by the CCO pursuant to Rule 38a-1, the Adviser agrees to provide certifications as may be reasonably requested by the CCO related to the design and implementation of the Adviser’s compliance program;

(ix)
the Adviser shall comply with the Trusts’ policy on selective disclosure of portfolio holdings of the Fund as described in the Trusts’ current registration statement, and upon request from the Manager, provide a certification to the Manager with respect to compliance with the Fund’s selective disclosure policy;

(x)
the Adviser shall treat confidentially and as proprietary all records and other information relating to the Fund, and not use records and information for any purpose other than  performance of its  responsibilities and duties hereunder, except after prior notification to and approval in writing by the Manager or when so requested by the Manager or required by law or regulation;

(xi)
the Adviser shall promptly notify the Manager, in writing, of any impending change of a portfolio manager, portfolio management or any other material matter that may require disclosure to the Board and/or shareholders of the Fund;

(xii)	the Adviser shall provide the Manager with a current and complete copy of the Adviser’s Form ADV, and any supplements or amendments thereto;
(xiii)	the Adviser shall provide the Manager with a current list of persons the Adviser wishes to have authorized to give instructions to the Trust’s custodian regarding assets of the Fund;
(xiv)
the Adviser shall be responsible for the filing of Schedule 13D/13G and Form 13F, and any non-U.S. securities filing equivalents of these filings, on behalf of the Trust reflecting holdings over which the Adviser and its affiliates have investment and/or voting discretion;

(xv)
the Adviser shall provide, or procure the provision of, reasonable assistance to the Manager, the Trust or its agent in processing class action paperwork, for any security held within the Fund managed by the Adviser;

(xvi)
neither the Adviser nor any “affiliated person,” as defined in of Section 2(a)(3) of the 1940 Act, of the Adviser is or has been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction, from acting as an investment adviser or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security, as set forth in Section 9 of the 1940 Act;

(xvii)
the Adviser shall regularly report to the Manager on the investment program for the Fund and the issuers and securities represented in the Fund, and furnish the Manager, with respect to the Fund (i) such periodic and special reports as the Manager may reasonably request (either in person (at the sole cost of the Manager) or by telephone or other electronic means), including, but not limited to, reports concerning transactions and performance of each Fund, provided that the Adviser is provided with such notice of any new requested report as is reasonably sufficient to allow the Adviser to respond to such request, and that the form of such reports is mutually agreed upon by the parties, (ii) reports regarding compliance with the Trust’s procedures pursuant to Rules 17e-1, 17a-7, 10f-3 and 12d3-1 under the Investment Company Act, Section 28(e) of the Exchange Act, compliance with investment guidelines and restrictions, and (iii) reports regarding trade errors, liquidity determinations, and compliance with the Adviser’s Code of Ethics, and such other procedures or requirements that the Manager may reasonably request from time to time;
(xviii)
the Adviser shall promptly review those portions of the Trust’s prospectus and statement of additional information applicable to the Fund, and any amendments or supplements thereto, which relate to the Adviser or the Fund and confirm that, with respect to the disclosure respecting or relating to the Adviser (including any performance information the Adviser provides that is included in, or serves as the basis for, information included in the prospectus or statement of additional information), such prospectus or statement of additional information contains no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Adviser further agrees to notify the Manager immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the prospectus or statement of additional information for the Trust, or any amendment or supplement thereto, or of any statement respecting or relating to the Adviser contained therein that becomes untrue in any material respect. With respect to the disclosure respecting each Fund, the Adviser represents and agrees that as of the date of the Fund’s inception, the description in the Trust’s prospectus and statement of additional information regarding investment objectives and strategies is consistent with the manner in which the Adviser intends to manage the Fund, and the description of risks is consistent with risks known to the Adviser that arise in connection with the manner in which the Adviser intends to manage the Fund. The Adviser further agrees to notify the Manager promptly in the event that the Adviser becomes aware that the prospectus or statement of additional information for a Fund is inconsistent in any material respect with the manner in which the Adviser is managing the Fund, and in the event that the principal risks description is inconsistent in any material respect with the risks known to the Adviser that arise in connection with the manner in which the Adviser is managing the Fund. In addition, the Adviser agrees to comply with the Manager’s reasonable request for information regarding the personnel of the Adviser who are responsible for the day-to-day management of the Trust’s assets as may be required to be disclosed in the prospectus or statement of additional information;

(xix)
the Adviser shall, upon request, provide certifications to the principal executive and financial officers of the Trust (the “certifying officers”) that support the certifications required to be made by the certifying officers in connection with the preparation and/or filing of the Trust’s Form N-CSRs, N-Qs, N-SARs, shareholder reports, financial statements, and other disclosure documents or regulatory filings, in such form and content as the Trust shall reasonably request or in accordance with procedures adopted by the Trust; and

(xxi
the Adviser shall provide the Manager with such other compliance reports and certifications relating to the Adviser’s duties under this Agreement and the federal securities laws as may be reasonably necessary.

2. Portfolio Transactions. The Adviser is authorized to select the brokers or dealers (including, to the extent permitted by law and applicable Trust guidelines, the Adviser or any of its affiliates) that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain best execution as described in the Trust’s current registration statement as amended from time to time.  In selecting brokers or dealers, the Adviser may give consideration to factors other than price, including, but not limited to, research services and market information.  Any such services or information which the Adviser receives in connection with activities for the Trust may also be used for the benefit of other clients and customers of the Adviser or any of its affiliates.  The Adviser will promptly communicate to the Manager and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.  The Adviser shall not, without the prior approval of the Manager, effect any transactions which would cause the portion of the Fund’s assets allocated to the Adviser to be out of compliance with the Investment Guidelines or the Fund’s registration statement.  The Adviser shall not consult with any other investment adviser of the Fund concerning transactions for the Fund in securities or other assets.

3. Voting Rights. Unless otherwise directed by the Manager, the Adviser shall receive and exercise the voting rights with respect to any and all proxies regarding the assets in the Fund in the best interest of Portfolio shareholders and in accordance with the Adviser’s then current proxy voting policy and procedures, a copy of which has been provided to the Manager.  The Adviser shall report to the Manager in a timely manner a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX), including a record of all proxies not voted and/or voted inconsistently with Adviser’s proxy voting guidelines.  The Adviser shall certify at least annually, or more often as may reasonably be requested by the Manager, as to the compliance of its proxy voting policies and procedures with applicable federal statutes and regulations.  The Adviser shall be permitted to retain, subject to the Adviser’s ultimate responsibility and oversight, a third party service provider to assume primary responsibility for the coordination and execution of proxy votes, where applicable.  The Manager reserves the right to exercise voting rights on any assets held in the Fund on an individual security or ongoing basis.

4. Compensation of the Adviser.  For the services to be rendered by the Adviser as provided in Sections 1, 2, and 3 of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified in Schedule A attached hereto and made a part of this Agreement.  Such compensation shall be accrued daily and paid to the Adviser monthly in arrears, and the Trust shall calculate the fee by applying the annual percentage rate(s) as specified in the attached Schedule(s) to the average daily assets of the specified Fund during the relevant month.  Solely for the purpose of calculating the applicable annual percentage rates specified in the attached Schedule(s), there shall be included such other assets as are specified in said Schedule(s).  The Trust is solely responsible for the payment of fees to the Adviser.

The Adviser agrees:  (1) that the blended fee rate in basis points contracted hereunder with respect to the American Beacon  Crescent Short Duration High Income Fund will not exceed the blended fee rate in basis points contracted with a client with a Similar Account (defined below) that is the same or smaller in size than such Fund (including other accounts managed for the same client); and (2) that the actual annual dollar fee paid by any other client with a Similar Account of a larger size for whom the Adviser provides investment advisory services under an asset based fee arrangement will not be less than the actual annual dollar fee paid hereunder.  In the event that the fee charged hereunder exceeds the fee charged to a Similar Account described in (1) or (2) above, the Adviser shall promptly notify the Manager and the fee charged hereunder shall automatically be reduced to match the fee charged to such Similar Account from the time such fee is charged to such Similar Account.  “Similar Account” shall mean an account that (a) invests in the same type of investment assets allocated to the Fund, within the same relative asset allocation ranges, and (b) does not include a performance or incentive fee arrangement as a component of its fee schedule.

The Adviser shall bear all expenses incurred by it and its staff with respect to all activities in connection with the performance of the Adviser’s services under this Agreement, including but not limited to salaries, benefits, overhead, travel, and preparation of reports. Upon request by the Manager, Adviser agrees to reimburse the Manager for costs associated with certain supplements to the Fund’s disclosure documents (“Supplements”). Such Supplements are those generated due to changes by Adviser requiring prompt disclosure in the Trust’s prospectus, statement of additional information, and/or information statement and for which, at the time of notification by Adviser to Manager of such changes, the Trust is not already generating a supplement for other purposes or for which the Manager may not be able to reasonably add such changes to a pending supplement.  Such changes by Adviser include, but are not limited to, changes to its structure, to key investment personnel, to investment style or management. Adviser shall reimburse the Manager or the Trust, as applicable, for all of the costs associated with generating such Supplements, and/or any required Board and/or proxy expenses related to approving a change in control of the Adviser. Reimbursable costs may include, but are not limited to, costs of preparation, filing, printing, postage, and/or distribution of such Supplements to all existing Fund shareholders and any additions or modifications to the Adviser’s operations necessary to perform its services hereunder in compliance with this Agreement, any policies and procedures adopted by the Trust and applicable law.  The Fund shall be responsible for payment of brokerage commissions, transfer fees, investment-related registration costs, transaction-related taxes (including transfer taxes and premiums), taxes withheld on foreign dividends, investment-related interest expense, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, loan settlement costs (e.g., ClearPar), margin fees and other similar costs and transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, which shall be deducted from the portion of assets of the Fund allocated to the Adviser.

5. Other Services. At the request of the Trust or the Manager, the Adviser in its discretion may make available to the Trust office facilities, equipment, personnel, and other services.  Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Trust or the Manager at a price to be agreed upon by the Adviser and the Trust or the Manager.

6. Reports. The Manager (on behalf of the Trust) and the Adviser agree to furnish promptly to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7. Status of Adviser.  The Adviser and its directors, officers, employees and affiliates shall be free to render similar services to others pursuant to exclusivity terms negotiated between the Manager and Adviser so long as Adviser’s services to the Trust are not impaired thereby.  The Adviser may on occasion give advice or take action with respect to other investment entities that it manages with different investment guidelines than the Fund where such advice or action differs from the advice given with respect to the portion of assets of the Fund allocated to the Adviser.  The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Manager or the Trust in any way or otherwise be deemed an agent to the Manager of the Trust.

8. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Investment Company Act or the Derivatives Recordkeeping and Reporting Rules that are prepared or maintained by the Adviser on behalf of the Manager or the Trust are the property of the Manager or the Trust and will be surrendered promptly to the Manager or Trust on request, provided that the Adviser shall be entitled to retain a copy of such records if it is legally required to do so.  Adviser authorizes Manager’s use of the Adviser’s service marks and/or trademarks in connection with the marketing of the Fund, including but not limited to, the Fund’s registration statements and fact sheets.  In addition, the Manager acknowledges and agrees that it has no rights in or to the Adviser’s name beyond the limited use rights granted in Section 13 hereof. Notwithstanding anything to the contrary, the Adviser shall be permitted to retain copies of the Fund’s books and records at its own cost and expense (and may retain originals and provide the Fund or the Manager with copies to the extent necessary to comply with Rule 204-2 under the Advisers Act).

9. Liability of Adviser. Neither the Adviser nor any director, officer or employee of the Adviser performing services for the Trust in connection with the Adviser’s discharge of its obligations hereunder shall have liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser.

In no event will the Adviser or its affiliates be responsible for any operations of the Trust or any portion of the Fund not managed by the Adviser (including, without limitation, any actions or omissions of the Board or of the Manager or any broker, dealer, underwriter, administrator or other service provider to the Trust except those actions or omissions that directly result from the Adviser’s instructions or actions or omissions) except as expressly set forth in this Agreement.  In no event will the Adviser or its affiliates have any responsibility for any other funds of the Trust, for any portion of the Fund not managed by the Adviser or for the acts or omissions of any other investment adviser to the Trust or Fund.  The indemnification in this Section shall survive the termination of this Agreement.

10. Permissible Interests. To the extent permitted by law, Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor thereof) is or may be interested in the Trust as a shareholder or otherwise; provided that all such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust’s registration statement as required by law.

11. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue for two years after its initial approval as to each Fund and thereafter provided that such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund (within the meaning of the Investment Company Act); provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act and rules thereunder.  The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the Investment Company Act and the rules and regulations thereunder.  This Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Manager upon not less than (30) thirty days nor more than (60) sixty days prior notice to the Adviser, by vote of a majority of the Board of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than (30) thirty days nor more than (60) sixty days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on sixty (60) days written notice to the Trust.  This Agreement will automatically and immediately terminate in the event of its assignment.

A notice period provided in this Section may be waived by the party required to be notified, in their absolute discretion.

As used in this Section 11, the terms “assignment”, “interested persons”, and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the Investment Company Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC under said Act.

12.            Confidentiality.  The Manager shall not use, nor will it allow any investor in the Fund to use, the information provided by the Adviser to trade for its own account or for the account of any other person or try to “reverse engineer” the investment and trading methodologies and strategies of the Adviser. In addition, the Manager will not disclose information regarding portfolio holdings of the portion of assets of the Fund allocated to the Adviser to any other adviser of the Trust, any other service provider to the Trust or any other person, except to the extent that such disclosure (i) is already publicly known, (ii) is ascertainable from public sources; (iii) is permitted under the Trust’s policies on disclosure of portfolio holdings; (iv) is expressly required or requested by applicable federal, state or other governmental regulatory authorities or any self-regulatory organizations or (v) is to a service provider to the Trust (not including any other adviser) that has a need to know such information in order to perform its duties to the Trust.

The confidentiality provisions of this Section 12 will not apply to any information that either party hereto can show: (a) is or subsequently becomes publicly available without breach of any obligation owed to the other party; (b) became known to either party from a source other than the other party, and without breach of an obligation of confidentiality owed to the other party; (c) is independently developed by either party without reference to the information required by this Agreement to be treated confidentially; or (d) is used by either party in order to enforce any of its rights, claims or defenses under, or as otherwise contemplated in, this Agreement. Nothing in this Section 12 will be deemed to prevent either party to this Agreement from disclosing any information received hereunder pursuant to any applicable law, rule or regulation or in response to a request from a duly constituted regulatory, self-regulatory or other judicial authority with appropriate jurisdiction over such party.

13.            Use of Adviser Name.  Adviser hereby grants to the Trust and the Manager the license to use Adviser’s name in the name of the Fund for so long as Adviser serves as investment adviser with respect to at least a portion of the Fund’s assets.  Prior to using  marketing materials with respect to the Fund, the Manager shall (i)◦provide the Adviser with samples of materials to be used in the marketing of the Fund, including the Trust’s disclosure documents, shareholder communications, advertising, sales literature and similar communications that contain or reference the Adviser’s name and/or the names of its affiliates, and (ii) not distribute, or cause to be distributed, any such materials to any third party prior to receipt of written approval from the Adviser in respect of any information therein related to the Adviser or its affiliates (the “Adviser Information”), provided that the Adviser shall not unreasonably withhold such approval.  Following such approval, the Manager may only alter, edit or amend the Adviser Information without the further prior written approval of the Adviser provided that such alterations, edits or amendments are not substantive, do not cause any information therein to be misleading or inaccurate and do not result in the omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Materials which have been approved by the Adviser in accordance with this paragraph are referred to herein as “Approved Materials”.  In connection with the marketing of the Fund, Adviser authorizes Manager to use Adviser’s trademarks and/or service marks (the “Marks”).  Manager acknowledges that Adviser owns the Marks and Manager has no right to alienate the Marks, nor does Manager have permission to use the Marks for any purpose other than the marketing or distribution of the Fund.

14.            Severability. If any provision of this Agreement shall be held or made invalid or unenforceable by a court of competent jurisdiction, statute, rule or otherwise, such provision will be modified, rewritten or interpreted to include as much of its nature and scope as will render it enforceable.  If it cannot be so modified, rewritten or interpreted to be valid and enforceable in any respect, it will not be given effect, and the remainder of the Agreement will be enforced as if such provision had never been included.

 15.    Amendments.  This Agreement may be amended by mutual written consent, subject to approval by (i) the Board and (ii) the Fund’s shareholders to the extent required by the Investment Company Act (except, in the case of (ii), pursuant to the terms and conditions of an SEC exemptive order permitting amendment of the Agreement without a shareholder vote).

 16.    Miscellaneous.

(a)            Governing Law and Venue.  This Agreement shall be governed by the laws of Texas without giving effect to any conflict of laws provisions thereof.

(b)            Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same Agreement.

(c)            No Implied Waiver.  Either party’s failure to insist in any one or more instances upon strict performance by the other party of the terms of this Agreement shall not be construed as a waiver of any continuing or subsequent failure to perform or delay in performance of any term hereof.

(d)            Entire Agreement.  This Agreement constitutes the entire understanding between the parties and supersedes any and all prior or contemporaneous understandings and agreements, whether oral or written, between the parties, with respect to the subject matter hereof.

(e)            Headings.  Headings used in this Agreement are provided for convenience only and shall not be used to construe meaning or intent.

(f)            Notices. Any notices required to be given hereunder may be delivered by hand, facsimile, deposited with a nationally recognized overnight carrier, or mailed by certified mail, return receipt requested, postage prepaid, in each case, to the address of the other party listed below (or such other address as may be furnished by a party in accordance with this paragraph). All such notices or communications shall be deemed to have been given and received (a) in the case of personal delivery or facsimile, on the date of such delivery, (b) in the case of delivery by a nationally recognized overnight carrier, the earlier of (i) the date of receipt or (ii) the third business day following dispatch and (c) in the case of mailing, on the seventh business day following such mailing.  All such notices shall be delivered to:

A.
If to the Manager:

American Beacon Advisors, Inc.
220 East Las Colinas Boulevard
Suite 1200
Irving, Texas 75039
Attention: Chief Investment Officer
with a copy to General Counsel at the same address.
Facsimile: 817-391-6131

B.
If to the Adviser:

Crescent Capital Group LP
11100 Santa Monica Boulevard, Ste. 2000
Los Angeles, CA 90025
Attention: Chief Operating Officer
with a copy to General Counsel at the same address
Facsimile: (310) 861-1473

 17.     Trust and Shareholder Liability.  The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the

Trust and its assets, and if the liability relates to one or more Fund, the obligations hereunder shall be limited to the respective assets of that Fund.  The Adviser further agrees that it shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Fund, nor from the Trustees or any individual Trustee of the Trust.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is not binding upon any of the Trustees, officers, or shareholders of the Trust individually.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

Crescent Capital Group LP	American Beacon Advisors, Inc.

By:	By:
Name:		Jeffrey K. Ringdahl
Title:		Chief Operating Officer

American Beacon Funds

By:
Gene L. Needles, Jr. President

APPENDIX E
CURRENT AGREEMENTS AND PAYMENTS

A.	American Beacon Funds
[Information Regarding Approval of Current Management Agreement]
B.	American Beacon Select Funds
[Information Regarding Approval of Current Management Agreement]
C.	Investment Advisory Fees and Other Material Payments
The following are the advisory fees and other fees paid to the Manager by each Fund during the fiscal years ended 2014:
SUMMARY OF FEES - AMERICAN BEACON FUNDS
in thousands for last fiscal year ended 2014
	Total Management	Administrative			Securities
Fund	Fee (1)	Service	Service Plan	12b-1 Fees	Lending
AMERICAN BEACON FUNDS
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]
AMERICAN BEACON SELECT FUNDS
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

E-1

APPENDIX F
Board Considerations from May 15 and June 5, 2014
With respect to all Funds except the Crescent Fund and the American Beacon AHL Managed Futures Strategy Fund:

Renewal and Approval of Management Agreement
At in-person meetings held on May 15, 2014 and June 5, 2014 (collectively, the “Meetings”), the Board of Trustees (“Board”) considered and then, at its June 5, meeting, approved: (1) the renewal of the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Beacon Trust”) and American Beacon Select Funds (“Select Trust”) on behalf of each of their series that had been operational for at least one year (collectively, the “Funds”).  In preparation for the Board to consider the  renewal of the Management Agreement, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Lipper, Inc. (“Lipper”), Morningstar, Inc. (“Morningstar”), Bobroff Consulting, Inc. and Callan Associates, Inc. (“Callan”).  The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.
In advance of the Meetings, the Board’s Investment Committee coordinated the production of information from Lipper and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the Funds’ subadvisors.  At the Meetings, the Board considered the information provided.  Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.
In connection with the Board’s consideration of the Management Agreement, the Trustees received and evaluated such information as they deemed necessary.  The information requested on behalf of the Board included, among other information, the following materials.  References herein to the “firm” refer to the Manager and/or each applicable subadvisor.
•
comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Lipper and Morningstar, and to the performance of any similar accounts managed by the firm;

•
for Funds having multiple firms managing assets, information regarding the performance of the individual firms with respect to their allocated portions of a Fund’s portfolio, and the performance of certain relevant benchmarks and other similar accounts managed by the firm;

•	comparisons of each Fund’s management and subadvisory fee rates and expense ratio with those of comparable mutual funds, including peer group averages and fee and expense analyses provided by Lipper and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided;

•	a description of any applicable fee waivers and/or expense reimbursements in place for each Fund during the past year, and any proposed changes to the expense caps;

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•
any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•
information regarding the securities lending, cash management, administrative and accounting-related services that the Manager provides to certain Funds and the fees that the Manager receives for such services, including Callan’s review of the Fund’s securities lending program; and

•
information regarding a firm’s financial condition, the personnel who are or will be assigned primary responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, disaster recovery plans, insurance coverage, material pending litigation, code of ethics, compliance matters, trading activities, and actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds.

The Board considered that the Manager provides management and administrative services to the Funds pursuant to separate agreements. The Board noted, in this regard, that many mutual funds have a single contract governing both types of services, and observed that the actual management fee rates provided by Lipper for peer group funds reflect the combined advisory and administrative expenses, reduced by any waivers and/or reimbursements.
For each Fund with more than one class of shares, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which, in most cases, was the Institutional Class.  For the American Beacon Holland Large Cap Growth Fund, the comparison was made using the Investor Class of shares due to the short period of time that its Institutional Class of shares has been in existence.  The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.
Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Management Agreement.  The Board did not identify any particular information that was most relevant to its consideration to renew or approve the Management Agreement, and each Trustee may have afforded different weight to the various factors.  Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of the Management

Agreement.  The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of the contracts.  Based on its evaluation, the Board unanimously concluded that the terms of the Management Agreement were reasonable and fair and that the renewal and approval of the Management Agreement was in the best interests of the Funds and their shareholders.
I.	Considerations With Respect to the Renewal of the Management Agreement
In determining whether to renew the Management Agreement on behalf of the Funds, the Trustees considered the best interests of each Fund separately.  While the Management Agreement for all of the Funds was considered at the Meetings, the Board considered each Fund’s investment management relationship separately.
In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or its affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect these economies of scale for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager from its relationship with a Fund.  The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the renewal.
Nature, Extent and Quality of Services.  With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the background and experience of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s commitment to enhance the Funds’ product line and increase assets in the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; the Manager’s commitment to training employees; and the Manager’s efforts to retain key employees and maintain staffing levels.
Investment Performance.  The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund’s investment performance relative to its Lipper performance universe, Lipper performance group, and/or benchmark index(es) as well as the Fund’s Morningstar rating.  The Board considered the information provided by Lipper regarding its independent peer selection methodology to select all performance groups and universes.  The Board also considered that the performance groups and universes selected by Lipper may not provide appropriate comparisons for certain Funds.  In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year.  A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager.  The profits or losses were noted at both an aggregate level for all Funds and at an individual Fund level, with some Funds being profitable for the Manager and with the Manager sustaining losses with respect to other Funds.  Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.
The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and share classes that were in place during the last fiscal year.  The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager and, in some instances, the amount payable by the Manager to a subadvisor.  The Board also considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders.  In addition, the Board considered that the Manager receives management fees for overseeing the securities lending program on behalf of certain  Funds.  In considering the management fees for overseeing the securities lending program, the Board reviewed the analysis of the securities lending program prepared by Callan.  The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party distributors.
            Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager.  A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”
Economies of Scale.  In considering the reasonableness of the management fee rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders.  In addition, the Board noted the Manager’s representation that many of the Funds benefit from economies of scale because comparably low fee rate levels are reflected in the current fee rates the Manager charges.  The Board further noted the Manager’s representation that many of the Funds benefit from these comparably low fee rate levels despite not having yet reached an asset size at which economies of scale would traditionally be considered to exist, and the Manager’s belief that breakpoints are not appropriate at this time.  Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Funds.
Benefits Derived from the Relationship with the Funds.  The Board considered the “fall-out” or ancillary benefits that accrue to the Manager as a result of the advisory relationship with the Funds, including greater exposure in the marketplace with respect to the Manager’s investment process and expanding the level of assets under management by the Manager.
In addition, the Manager noted that the Funds also derive benefits from their association with the Manager.  Specifically, the Board noted the Manager’s representation that it provides services to most Funds at a lower than industry average cost.  The Board considered that certain subadvisors reimburse the Manager for certain costs relating to distribution activities for the Funds. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager by virtue of its relationship with the Funds appear to be fair and reasonable
Additional Considerations and Conclusions with Respect to Each Fund
The performance comparisons below were made versus each Fund’s Lipper performance universe and Lipper performance group, with the 1st Quintile representing the top twenty percent of the universe or group based on performance and the 5th Quintile representing the bottom twenty percent of the universe or group based on performance.  References below to each Fund’s Lipper performance group and Lipper performance universe are to the respective group or universe of comparable mutual funds included in the analysis provided by Lipper.  A Lipper performance group consists of the Fund and a representative sample of funds with similar investment classifications and objectives as the Fund, as selected by Lipper.  A Lipper performance universe is an expansion of the performance group, providing a broader view of performance across the Fund’s investment classification/objective and allowing for a more extensive comparison.  In reviewing the performance, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus each Fund’s Lipper expense universe and Lipper expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense.  References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Lipper.  A Lipper expense group consists of the Fund and a representative sample of funds with similar operating structures, as selected by Lipper.  A Lipper expense universe includes all funds in the investment classification/objective with a similar load type to the share class of the Fund included in the Lipper comparative information and provides a broader view of expenses across the Fund’s investment classification/objective.  For all Funds, other than for the American Beacon Money Market Select Fund and American Beacon U.S. Government Money Market Select Fund for which information was not available, the Trustees also considered a Fund’s Morningstar fee level category.  In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers.  In addition, information regarding the use of soft dollars was requested from the Manager and was considered by the Trustees.

Additional Considerations and Conclusions with Respect to the American Beacon Balanced Fund
In considering the renewal of the Management Agreement for the American Beacon Balanced Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking
Compared to Lipper Expense Universe	1st Quintile
Compared to Lipper Expense Group	1st Quintile
Morningstar Fee Level Ranking – Institutional Class	Low Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)
Compared to Lipper Performance Universe	2nd Quintile
Compared to Lipper Performance Group	2nd Quintile

(1) The Fund was designed by the Manager to be benchmarked against a blend of 60% Russell Large Cap Value Index and 40% Barclays Capital Aggregate Index, whereas the Lipper universe is the institutional Mixed-Asset Target Allocation growth funds universe which is defined by Lipper as “A fund that, by portfolio practice, maintains a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents” and thus peer performance comparisons are not as meaningful; (2) the Manager’s representation that a comparison of its performance relative to  the Manager’s benchmark index rather than its Lipper performance universe may be more appropriate because the Manager only manages an investment grade fixed income portion of the Fund; and (3) the Manager outperformed its applicable benchmark index for the five-year period ended March 31, 2014.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the American Beacon Balanced Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon Balanced Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Bridgeway Large Cap Value Fund
In considering the renewal of the Management Agreement for the American Beacon Bridgeway Large Cap Value Fund, the Trustees considered the following additional factors:
Lipper Total Expense Analysis and Morningstar Fee Level Ranking
Compared to Lipper Expense Universe	2nd Quintile
Compared to Lipper Expense Group	1st Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)
Compared to Lipper Performance Universe	2nd Quintile
Compared to Lipper Performance Group	1st Quintile

(1) The American Beacon Bridgeway Large Cap Value Fund acquired all of the assets of the Bridgeway Large Cap Value Fund, a series of Bridgeway Funds, Inc. (“Acquired Fund”), on February 3, 2012, and that the Fund’s performance prior to that date is that of the Acquired Fund.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the

Bridgeway Large Cap Value Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the Bridgeway Large Cap Value Fund.
Additional Considerations and Conclusions with Respect to the American Beacon Emerging Markets Fund
In considering the renewal of the Management Agreement for the American Beacon Emerging Markets Fund, the Trustees considered the following additional factors:
Lipper Total Expense Analysis and Morningstar Fee Level Ranking
Compared to Lipper Expense Universe	3rd Quintile
Compared to Lipper Expense Group	2nd Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)
Compared to Lipper Performance Universe	3rd Quintile
Compared to Lipper Performance Group	1st Quintile

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the American Beacon Emerging Markets Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon Emerging Markets Fund.
Additional Considerations and Conclusions with Respect to the American Beacon Flexible Bond Fund
In considering the renewal of the Management Agreement for the American Beacon Flexible Bond Fund, the Trustees considered the following additional factors:
Lipper Total Expense Analysis and Morningstar Fee Level Ranking
Compared to Lipper Expense Universe	3rd Quintile
Compared to Lipper Expense Group	4th Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Lipper Fund Performance Analysis (one-year period ended March 31, 2014)
Compared to Lipper Performance Universe	5th Quintile
Compared to Lipper Performance Group	5th Quintile

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) the Fund’s performance since inception has met the Manager’s performance objectives; (3) determined that the American Beacon Flexible Bond Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (4) approved the renewal of the Management Agreement with respect to the American Beacon Flexible Bond Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Holland Large Cap Growth Fund

In considering the renewal of the Management Agreement with Holland Capital Management LLC (“Holland”) for the American Beacon Holland Large Cap Growth Fund, the Trustees considered the following additional factors:
Lipper Total Expense Analysis and Morningstar Fee Level Ranking
Compared to Lipper Expense Universe	3rd Quintile
Compared to Lipper Expense Group	2nd Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Lipper Fund Performance Analysis (three-year period ended March 31, 2014)
Compared to Lipper Performance Universe	3rd Quintile
Compared to Lipper Performance Group	2nd Quintile

(1) The American Beacon Holland Large Cap Growth Fund acquired all of the assets of the Lou Holland Growth Fund, a series of the Forum Funds (“Acquired Fund”), on March 23, 2012, and that the Fund’s performance prior to that date is that of the Acquired Fund.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the American Beacon Holland Large Cap Growth Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon Holland Large Cap Growth Fund.
Additional Considerations and Conclusions with Respect to the American Beacon High Yield Bond Fund
In considering the renewal of the Management Agreement for the American Beacon High Yield Bond Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking
Compared to Lipper Expense Universe	4th Quintile
Compared to Lipper Expense Group	3rd Quintile
Morningstar Fee Level Ranking – Institutional Class	Above Average Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)
Compared to Lipper Performance Universe	3rd Quintile
Compared to Lipper Performance Group	Not Available

(1) The Fund’s assets are relatively small and are divided among three subadvisors;  therefore, the Fund’s expense ratio is likely to decrease as the Fund grows.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the American Beacon High Yield Bond Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon High Yield Bond Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Intermediate Bond Fund
In considering the renewal of the Management Agreement for the American Beacon Intermediate Bond Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking
Compared to Lipper Expense Universe	1st Quintile
Compared to Lipper Expense Group	1st Quintile
Morningstar Fee Level Ranking – Institutional Class	Low Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)
Compared to Lipper Performance Universe	5th Quintile
Compared to Lipper Performance Group	5th Quintile

Manager Performance (compared to Lipper Performance Universe for period indicated, ending March 31, 2014)
Manager	5 years	4th Quintile

(1) The Manager’s representation, and data provided to the Trustees, that the Fund’s performance relative to its benchmark index may be more appropriate as compared to the Lipper performance universe or group because the Lipper performance universe and group include certain funds that may invest a portion of their assets in high yield securities or use derivatives, whereas the American Beacon Intermediate Bond Fund invests only in investment-grade securities; (2) the Fund outperformed or performed in-line with its benchmark index for the three- and five-year periods; and (3) the Manager outperformed its applicable benchmark index for the five-year period ended March 31, 2014.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the American Beacon Intermediate Bond Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon Intermediate Bond Fund.

Additional Considerations and Conclusions with Respect to the American Beacon International Equity Fund
In considering the renewal of the Management Agreement for the American Beacon International Equity Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking
Compared to Lipper Expense Universe	1st Quintile
Compared to Lipper Expense Group	1st Quintile
Morningstar Fee Level Ranking – Institutional Class	Low Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)

Compared to Lipper Performance Universe	2nd Quintile
Compared to Lipper Performance Group	1st Quintile

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the American Beacon International Equity Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon International Equity Fund.

Additional Considerations and Conclusions with Respect to the American Beacon International Equity Index Fund
In considering the renewal of the Management Agreement for the American Beacon International Equity Index Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking
Compared to Lipper Expense Universe	1st Quintile
Compared to Lipper Expense Group	1st Quintile
Morningstar Fee Level Ranking – Institutional Class	Low Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)
Compared to Lipper Performance Universe	2nd Quintile
Compared to Lipper Performance Group	1st Quintile

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the American Beacon International Equity Index Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon International Equity Index Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Large Cap Value Fund
In considering the renewal of the Management Agreement for the American Beacon Large Cap Value Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking
Compared to Lipper Expense Universe	1st Quintile
Compared to Lipper Expense Group	2nd Quintile
Morningstar Fee Level Ranking – Institutional Class	Low Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)
Compared to Lipper Performance Universe	1st Quintile
Compared to Lipper Performance Group	1st Quintile

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the

American Beacon Large Cap Value Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon Large Cap Value Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Mid-Cap Value Fund
In considering the renewal of the Management Agreement for the American Beacon Mid-Cap Value Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking
Compared to Lipper Expense Universe	3rd Quintile
Compared to Lipper Expense Group	3rd Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)
Compared to Lipper Performance Universe	1st Quintile
Compared to Lipper Performance Group	1st Quintile

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the American Beacon Mid-Cap Value Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon Mid-Cap Value Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Money Market Select Fund
In considering the renewal of the Management Agreement for American Beacon Money Market Select Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis
Compared to Lipper Expense Universe	1st Quintile
Compared to Lipper Expense Group	1st Quintile

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)
Compared to Lipper Performance Universe	1st Quintile
Compared to Lipper Performance Group	1st Quintile

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the American Beacon Money Market Select Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon Money Market Select Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Retirement Income and Appreciation Fund

In considering the renewal of the Management Agreement for the American Beacon Retirement Income and Appreciation Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking
Compared to Lipper Expense Universe	1st Quintile*
Compared to Lipper Expense Group	1st Quintile
Morningstar Fee Level Ranking – Y Class	High Expense Ratio*
* Lipper uses its Core Plus category and Morningstar uses its Retirement Income category.

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)
Compared to Lipper Performance Universe	3rd Quintile
Compared to Lipper Performance Group	2nd Quintile

 (1) The Fund was designed by the Manager for a particular client to provide a conservative retirement income option and the Fund’s investment strategy includes a fixed allocation between investment grade bonds, managed by the Manager, and a subadvised convertibles strategy and is appropriate for investors desiring this type of investment exposure; (2) the Manager’s representation  that a comparison of its performance relative to  its benchmark index rather than the Fund’s Lipper performance universe may be more appropriate because the  Lipper performance universe  includes funds that are managed pursuant to core plus strategies, whereas the Manager manages only a specific component of a core plus strategy; and (3) the Manager outperformed its applicable benchmark index for the five-year period ended March 31, 2014.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the American Beacon Retirement Income and Appreciation Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon Retirement Income and Appreciation Fund.

Additional Considerations and Conclusions with Respect to the American Beacon S&P 500 Index Fund
In considering the renewal of the Management Agreement for the American Beacon S&P 500 Index Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking
Compared to Lipper Expense Universe	1st Quintile
Compared to Lipper Expense Group	1st Quintile
Morningstar Fee Level Ranking – Institutional Class	Low Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)
Compared to Lipper Performance Universe	1st Quintile
Compared to Lipper Performance Group	1st Quintile

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the American Beacon S&P 500 Index Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon S&P 500 Index Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Short-Term Bond Fund
In considering the renewal of the Management Agreement for the American Beacon Short-Term Bond Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking
Compared to Lipper Expense Universe	1st Quintile
Compared to Lipper Expense Group	1st Quintile
Morningstar Fee Level Ranking – Institutional Class	Low Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)
Compared to Lipper Performance Universe	4th Quintile
Compared to Lipper Performance Group	4th Quintile

 (1) The Manager’s representation, and data provided to the Trustees, that a comparison of the Fund’s performance relative to  the Fund’s benchmark index rather than its Lipper performance universe and performance group may be more appropriate because the Lipper performance universe and performance group include certain funds that may invest a portion of their assets in high yield securities or use derivatives, whereas the American Beacon Short-Term Bond Fund may invest only in investment-grade securities; (2) the Fund outperformed or performed in-line with its benchmark index for all relevant periods; and (3) the Manager outperformed its applicable benchmark index for the five-year period ended March 31, 2014.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the American Beacon Short-Term Bond Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon Short-Term Bond Fund.

Additional Considerations and Conclusions with Respect to the American Beacon SiM High Yield Opportunities Fund
In considering the renewal of the Management Agreement and the Investment Advisory Agreement with Strategic Income Management, LLC (“SiM”) for the American Beacon SiM High Yield Opportunities Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking
Compared to Lipper Expense Universe	3rd Quintile
Compared to Lipper Expense Group	4th Quintile
Morningstar Fee Level Ranking – Institutional Class	Above Average Expense Ratio

Lipper Fund Performance Analysis (three-year period ended March 31, 2014)
Compared to Lipper Performance Universe	1st Quintile
Compared to Lipper Performance Group	1st Quintile

 Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the American Beacon SiM High Yield Opportunities Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon SiM High Yield Opportunities Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Small Cap Index Fund
In considering the renewal of the Management Agreement for the American Beacon Small Cap Index Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking
Compared to Lipper Expense Universe	1st Quintile
Compared to Lipper Expense Group	1st Quintile
Morningstar Fee Level Ranking – Institutional Class	Low Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)
Compared to Lipper Performance Universe	3rd Quintile
Compared to Lipper Performance Group	1st Quintile

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the American Beacon Small Cap Index Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon Small Cap Index Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Small Cap Value Fund
In considering the renewal of the Management Agreement for the American Beacon Small Cap Value Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking
Compared to Lipper Expense Universe	1st Quintile
Compared to Lipper Expense Group	1st Quintile
Morningstar Fee Level Ranking – Institutional Class	Low Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)
Compared to Lipper Performance Universe	2nd Quintile
Compared to Lipper Performance Group	1st Quintile

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the American Beacon Small Cap Value Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon Small Cap Value Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Small Cap Value II Fund

In considering the renewal of the Management Agreement for the American Beacon Small Cap Value II Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking
Compared to Lipper Expense Universe	3rd Quintile
Compared to Lipper Expense Group	2nd Quintile
Morningstar Fee Level Ranking – Y Class	Average Expense Ratio

Lipper Fund Performance Analysis (one-year period ended March 31, 2014)
Compared to Lipper Performance Universe	3rd Quintile
Compared to Lipper Performance Group	3rd Quintile

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the American Beacon Small Cap Value II Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon Small Cap Value II Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Stephens Mid-Cap Growth Fund
In considering the renewal of the Management Agreement for the American Beacon Stephens Mid-Cap Growth Fund, the Trustees considered the following additional factors:
Lipper Total Expense Analysis and Morningstar Fee Level Ranking
Compared to Lipper Expense Universe	3rd Quintile
Compared to Lipper Expense Group	2nd Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)
Compared to Lipper Performance Universe	2nd Quintile
Compared to Lipper Performance Group	3rd Quintile

(1) The American Beacon Stephens Mid-Cap Growth Fund acquired all of the assets of the Stephens Mid-Cap Growth Fund, a series of Professionally Managed Portfolios (“Acquired Fund”), on February 24, 2012, and that the Fund’s performance prior to that date is that of the Acquired Fund.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the American Beacon Stephens Mid-Cap Growth Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon Stephens Mid-Cap Growth Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Stephens Small Cap Growth Fund
In considering the renewal of the Management Agreement for the American Beacon Stephens Small Cap Growth Fund, the Trustees considered the following additional factors:
Lipper Total Expense Analysis and Morningstar Fee Level Ranking
Compared to Lipper Expense Universe	3rd Quintile
Compared to Lipper Expense Group	3rd Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Lipper Fund Performance Analysis (five- year period ended March 31, 2014)
Compared to Lipper Performance Universe	2nd Quintile
Compared to Lipper Performance Group	4th Quintile

(1) The American Beacon Stephens Small Cap Growth Fund acquired all of the assets of Stephens Small Cap Growth Fund, a series of Professionally Managed Portfolios (“Acquired Fund”), on February 24, 2012, and that the Fund’s performance prior to that date is that of the Acquired Fund.

Based on these and other considerations the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the American Beacon Stephens Small Cap Growth Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon Stephens Small Cap Growth Fund.

Additional Considerations and Conclusions with Respect to the American Beacon The London Company Income Equity Fund
In considering the renewal of the Management Agreement and the Investment Advisory Agreement with The London Company of Virginia, LLC (“London Company”) for the American Beacon The London Company Income Equity Fund, the Trustees considered the following additional factors:
Lipper Total Expense Analysis and Morningstar Fee Level Ranking
Compared to Lipper Expense Universe	2nd Quintile
Compared to Lipper Expense Group	2nd Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Lipper Fund Performance Analysis (one-year period ended March 31, 2014)

Compared to Lipper Performance Universe	4th Quintile
Compared to Lipper Performance Group	5th Quintile

 Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the American Beacon The London Company Income Equity Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon The London Company Income Equity Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Treasury Inflation Protected Securities Fund
In considering the renewal of the Management Agreement for the American Beacon Treasury Inflation Protected Securities Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking
Compared to Lipper Expense Universe	1st Quintile
Compared to Lipper Expense Group	1st Quintile
Morningstar Fee Level Ranking – Institutional Class	Low Expense Ratio

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)
Compared to Lipper Performance Universe	4th Quintile
Compared to Lipper Performance Group	5th Quintile

(1) The Fund was designed by the Manager for a particular client to provide inflation protection while limiting exposure to other risk factors and is currently structured such that it only invests in Treasury Inflation Protection Securities (“TIPS”) and is benchmarked against the Barclays Capital 1-10 Year U.S. TIPS index to reduce sensitivity to changes in real interest rates; (2) the Manager’s representation, and data provided to the Trustees, that the peer universe funds generally have longer duration portfolios and invest in TIPS, nominal Treasuries and foreign inflation-linked bonds which results in a higher standard deviation  for the peer universe and thus the Fund’s performance relative to its benchmark index may be a more appropriate comparison; and (3) the Fund underperformed its benchmark index after expenses annualized for the five-year period ended March 31, 2014.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the American Beacon Treasury Inflation Protected Securities Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon Treasury Inflation Protected Securities Fund.

Additional Considerations and Conclusions with Respect to the American Beacon U.S. Government Money Market Select Fund

In considering the renewal of the Management Agreement for the American Beacon U.S. Government Money Market Select Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis
Compared to Lipper Expense Universe	3rd Quintile
Compared to Lipper Expense Group	3rd Quintile

Lipper Fund Performance Analysis (five-year period ended March 31, 2014)
Compared to Lipper Performance Universe	1st Quintile
Compared to Lipper Performance Group	1st Quintile

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the American Beacon U.S. Government Money Market Select Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon U.S. Government Money Market Select Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Zebra Global Equity Fund

In considering the renewal of the Management Agreement for the American Beacon Zebra Global Equity Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking
Compared to Lipper Expense Universe	1st Quintile
Compared to Lipper Expense Group	1st Quintile
Morningstar Fee Level Ranking – Institutional Class	Low Expense Ratio

Lipper Fund Performance Analysis (three-year period ended March 31, 2014)
Compared to Lipper Performance Universe	2nd Quintile
Compared to Lipper Performance Group	Not Available

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the American Beacon Zebra Global Equity Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon Zebra Global Equity Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Zebra Small Cap Equity Fund

In considering the renewal of the Management Agreement for the American Beacon

Zebra Small Cap Equity Fund, the Trustees considered the following additional factors:

Lipper Total Expense Analysis and Morningstar Fee Level Ranking
Compared to Lipper Expense Universe	2nd Quintile
Compared to Lipper Expense Group	1st Quintile
Morningstar Fee Level Ranking – Institutional Class	Below Average Expense Ratio

Lipper Fund Performance Analysis (three-year period ended March 31, 2014)
Compared to Lipper Performance Universe	2nd Quintile
Compared to Lipper Performance Group	Not Available

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable; (2) determined that the American Beacon Zebra Small Cap Equity Fund and its shareholders would benefit from the Manager’s continued management of the Fund; and (3) approved the renewal of the Management Agreement with respect to the American Beacon Zebra Small Cap Equity Fund.

With respect to the Crescent Fund:

Approval of Management Agreement and Investment Advisory Agreement

At its June 5, 2014 meeting, the Board of Trustees (“Board”) considered: (1) the approval of the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”) on behalf of American Beacon Crescent Short Duration High Income Fund (“Crescent Fund”), a new series of the Trust; and (2) the approval of a new investment advisory agreement among the Manager, Crescent Capital Group LP (“Crescent”) and the Trust with respect to the Crescent Fund (“Crescent Agreement”).
Approval of Management Agreement on Behalf of the Crescent Fund
In advance of the meeting, the Board requested and reviewed information provided by the Manager in connection with its consideration of the Management Agreement for the Crescent Fund and the Investment Committee of the Board met with representatives of the Manager.  The Board considered, among other materials, responses by the Manager to inquiries requesting: a description of the advisory and related services proposed to be provided to the Crescent Fund; identification of the professional personnel who are proposed to be assigned primary responsibility for managing the Crescent Fund; an analysis of the proposed advisory fee, and fee waivers, a comparison to the fees charged to other comparable clients and an explanation of any differences between the fee schedules; and any other information the Manager believed would be material to the Board’s consideration of the Management Agreement.  The Board also considered information that had been provided by the Manager to the Board at the May 15 and June 5, 2014 meetings in connection with the Board’s consideration of the renewal of the Management Agreement between the Manager and the Trust as it related to the existing series of the Trust (“Existing Funds”).
Provided below is an overview of the primary factors the Board or its committees considered at its June 5, 2014 meetings at which the Board considered the approval of the Management Agreement with respect to the Crescent Fund.  In determining whether to approve the Management Agreement, the Board considered, among other things, the following factors:

(1) the nature and quality of the services to be provided; (2) the estimated costs to be incurred by the Manager in rendering its services and the resulting profits or losses; (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by the Manager with the Existing Funds; and (6) any other benefits derived or anticipated to be derived by the Manager from its relationship with the Crescent Fund.
The Board did not identify any particular information that was most relevant to its consideration of the Management Agreement, and each Trustee may have afforded different weight to the various factors.  The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the materials submitted in support of the approval.  Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the Management Agreement.  Based on its evaluation, the Board unanimously concluded that the terms of the Management Agreement were reasonable and fair and that the approval of the Management Agreement was in the best interest of the Crescent Fund.
Nature, Extent and Quality of Services.  The Board noted that it had considered the renewal of the Management Agreement between the Manager and the Trust as it relates to the existing series of the Trust (“Existing Funds”) at its May 15, 2014 meeting and would formally vote on the renewal of that agreement at the June 5, 2014 meeting.  At those meetings, the Board received detailed information regarding the Manager, including information with respect to the scope of services provided by the Manager to the Existing Funds and the background and experience of the Manager’s key investment personnel.  At the May 15 and June 5, 2014 meetings, the Board also considered the Manager’s investment approach and goal to provide consistent above average long-term performance at below average costs on behalf of the Existing Funds and the Manager’s culture of compliance and support for compliance operations that reduces risks to the Existing Funds.  The Board noted the Manager’s representation that the advisory and related services proposed to be provided to the Crescent Fund will be consistent with the services provided to the Existing Funds.  The Board considered the background and experience of key investment personnel who will have primary responsibility for the day-to-day oversight of the A Crescent Fund.  Based on the foregoing information, the Board concluded that the nature, extent and quality of the management to be provided by the Manager were appropriate for the Crescent Fund.
Investment Performance.  The Board noted that the Crescent Fund is newly organized and, therefore, had no historical performance for the Board to review.  The Board also noted that the Trustees would review the performance of Crescent in connection with their consideration of the Crescent Agreement.
Costs of the Services Provided to the Crescent Fund and the Projected Profits or Losses to be Realized by the Manager from its Relationship with the Crescent Fund.  In analyzing the cost of services and profitability of the Manager, the Board considered the estimated revenues to be earned and the expenses to be incurred by the Manager.  Additionally, the Board considered that the Manager will receive administrative service fees to compensate the Manager for providing shareholder and administrative services to the Crescent Fund.  The Board noted the Manager’s representation that its accounting system does not provide for cost allocation on a fund-by-fund basis. Accordingly, the Manager created an allocation of expenses based upon the estimated percentage of time to be spent by its employees on non-distribution related business.  The Board then noted that the Manager was projected to incur losses from its first year of rendering services to the Crescent Fund.
Comparisons of the amounts to be paid to the Manager under the Management Agreement and other funds in the relevant Morningstar category.  In evaluating the Management Agreement, the Board reviewed the Manager’s proposed management fee schedule.  The Board considered a comparison of the management fee rate to be charged by the Manager under the Management Agreement versus the fee rates charged to comparable funds.  The Board noted that the Manager provides comparable services to the Existing Funds at the same rate as proposed for the Crescent Fund.  The Board also noted that the management fee rate proposed by the Manager for the Crescent Fund, both on a stand-alone basis and combined with the proposed advisory fee rate to be paid to Crescent, is lower than the average advisory fee rate paid by peer group funds in the Crescent Fund’s Morningstar, Inc. (“Morningstar”) category.  The Board also considered that the Manager has agreed to contractually limit the expenses of the Crescent Fund for at least one year following the Crescent Fund’s inception date.  This information assisted the Board in concluding that the management fee rate appeared to be within a reasonable range for the services to be provided to the Crescent Fund, in light of all the factors considered.
Economies of Scale.  The Board considered that breakpoints were not included in the proposed management fee and noted the Manager’s representation that the proposed management fee rate for each Fund reflects economies of scale for the benefit of Crescent Fund shareholders.
Benefits Derived from the Relationship with the Crescent Fund.  The Board considered the Manager’s representation that it does not anticipate any material “fall-out” benefits resulting from its proposed relationship with the Crescent Fund.  Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager by virtue of its relationship with the Crescent Fund appear to be fair and reasonable.
Board’s Conclusion.  Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Crescent Fund or the Manager, as that term is defined in the 1940 Act: (1) concluded that the proposed management fee is fair and reasonable; (2) determined that the Crescent Fund and its shareholders would benefit from the Manager’s management of the Crescent Fund; and (3) approved the Management Agreement on behalf of the Crescent Fund.
Approval of Investment Advisory Agreement with Crescent
In advance of the meeting, the Board requested and reviewed information provided by Crescent in connection with its consideration of the Crescent Agreement, and the Investment Committee of the Board met with representatives of Crescent.  The Board considered, among other materials, responses by Crescent to inquiries requesting:  a description of the advisory and related services proposed to be provided to the Crescent Fund; identification of the professional personnel to perform services for the Crescent Fund and their education, experience and responsibilities; a comparison of investment performance of Crescent’s Capital High Income Fund, L.P. (“High Income Fund”) and composites of accounts managed pursuant to related strategies with the performance of applicable peer groups and indices; an analysis of the proposed advisory fee, including a comparison with fee rates charged to the High Income Fund, for which similar services are provided and anticipated economies of scale; a description of the portfolio managers’ compensation and, if compensation is tied to performance, a description of the oversight mechanism to prevent a manager with lagging performance from taking undue risks; a description of Crescent’s compliance program and any material compliance matters, as well as its trading activities;  a discussion of Crescent’s financial condition and confirmation that Crescent’s financial condition would not impair its ability to provide high-quality services to the Crescent Fund; and  any other information that Crescent believed would be material to the Board’s consideration of the Crescent Agreement.
Provided below is an overview of the primary factors the Board or its committees considered at its June 5, 2014 meetings at which the Board considered the approval of the Crescent Agreement.  In determining whether to approve the Crescent Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided; (2) the investment performance of Crescent; (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by Crescent with other clients; and (6) any other benefits anticipated to be derived by Crescent from its relationship with the Crescent Fund.
The Board did not identify any particular information that was most relevant to its consideration of the Crescent Agreement, and each Trustee may have afforded different weight to the various factors.  The Trustees posed questions to various management personnel of the Manager and Crescent regarding certain key aspects of the materials submitted in support of the approval.  Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the Crescent Agreement.  Based on its evaluation, the Board unanimously concluded that the terms of the Crescent Agreement were reasonable and fair and that the approval of the Crescent Agreement was in the best interests of the Crescent Fund.
Nature, extent and quality of the services to be provided by Crescent.  The Board considered information regarding Crescent’s principal business activities, its reputation, financial condition and overall capabilities to perform the services under the Crescent Agreement.  The Board also considered Crescent’s investment resources, infrastructure and the adequacy of its compliance program.  In addition, the Board considered the background and experience of the portfolio management personnel who will be assigned responsibility for managing the Crescent Fund.  The Board considered Crescent’s representation that its financial condition is adequate to support the provision by Crescent of high quality advisory services to the Crescent Fund and that current staffing levels were adequate to service the Crescent Fund.  In addition, the Board took into consideration the Manager’s recommendation of Crescent.  Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by Crescent were appropriate for the Crescent Fund in light of its investment objective and, thus, supported a decision to approve the Crescent Agreement.
Performance of Crescent.  The Board evaluated the performance information provided by Crescent and the Manager regarding the performance of Crescent’s High Income Fund and composites of accounts managed pursuant to Crescent’s bank loan strategy, high yield strategy and private debt strategy (“Composites”), gross of fees, as compared to the Bank of America

Merrill Lynch High Yield Master II Index (“Merrill Lynch Index”), the S&P LSTA Leveraged Loan Index (“S&P Index”) and a custom index comprised 50% of the Merrill Lynch Index and the S&P Index (“Custom Index”).  The Board also considered the performance of the High Income Fund and the Composites as compared to select peer funds and the Morningstar bank loan and high yield categories (“Morningstar Categories”).  The Board considered that the annualized performance of the High Income Fund outperformed the peer funds, the Morningstar Categories and the Custom Index for the one-year period ended March 31, 2014.  The Board also considered that the Composites outperformed the Custom Index and Morningstar Categories for the one- and three-year periods ended March 31, 2014, and that the bank loan and high yield Composites outperformed the Custom Index for the five-year period ended March 31, 2014.  The Board noted that the private debt Composite did not have a five-year performance history.  Based on the foregoing information, the Board concluded that the historical investment performance record of Crescent supported approval of the Crescent Agreement.
Comparisons of the amounts to be paid under the Agreement with those under contracts between Crescent and its other clients.  In evaluating the Crescent Agreement, the Board reviewed the proposed advisory fee rate for services to be performed by Crescent on behalf of and paid by the Crescent Fund.  The Board considered Crescent’s representation that the Crescent’s proposed fee rate is lower than the fee schedule charged to other funds and accounts.  The Board noted Crescent’s representation that Crescent’s other multi-strategy funds and accounts that utilize the same asset classes have a materially different asset allocation with higher amounts of private debt and are charged higher management fees.  The Board also noted the Manager’s representation that the combined management and advisory fee rate to be paid to the Manager and Crescent was lower than the average for the Crescent Fund’s Morningstar Categories.  After evaluating this information, the Board concluded that Crescent’s advisory fee rate under the Crescent Agreement was reasonable in light of the services to be provided to the Crescent Fund.
Costs of the services to be provided and profits to be realized by Crescent and its affiliates from its relationship with the Crescent Fund.  The Board did not consider the costs of the services to be provided and profits to be realized by Crescent from its relationship with the Crescent Fund, noting instead the arm’s-length nature of the relationship between the Manager and Crescent with respect to the negotiation of the advisory fee rate on behalf of the Crescent Fund.
Economies of Scale.  The Board considered Crescent’s representation that the proposed fee rate includes breakpoints, which anticipate any economies of scale in connection with the services that it will provide to the Crescent Fund.  Based on the foregoing information, the Board concluded that the breakpoints under the proposed fee schedule reflect economies of scale associated with the services to be provided to the Crescent Fund by Crescent.
Benefits to be derived by Crescent from the relationship with the Crescent Fund.  The Board considered the “fall-out” or ancillary benefits that might accrue to Crescent as a result of its relationship with the Crescent Fund, including greater exposure in the marketplace with respect to Crescent’s investment process and expanding the level of assets under management by Crescent.  The Board also noted Crescent’s representation that potential benefits to Crescent may include the diversification of Crescent’s business, greater trading efficiencies and access to market information as a result of larger trading volumes. Based on the foregoing information, the Board concluded that the potential benefits accruing to Crescent by virtue of its relationship with the Crescent Fund appear to be fair and reasonable.
Board’s Conclusion.  Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Crescent Fund, the Manager or Crescent, as that term is defined in the 1940 Act, concluded that the proposed advisory fee rate is fair and reasonable and that the approval of the Crescent Agreement is in the best interests of the Crescent Fund and approved the Crescent Agreement.

PROXY TABULATOR PO BOX 55909 BOSTON, MA 02205-5909	Your Vote is Important! Vote by Internet
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PROXY TABULATOR PO BOX 55909 BOSTON, MA 02205-910

AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS
PROXY SOLICITED BY THE BOARD OF TRUSTEES

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 17, 2015

The undersigned hereby appoints as proxy Rosemary K. Behan, with power of substitution, to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders (“Meeting”) of American Beacon Funds (“Beacon Trust”) and American Beacon Select Funds (together with Beacon Trust, the “Trusts”) to be held on March 17, 2015 at 2:00 p.m., Central Time, to be held at the offices of the Trusts, 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, and at any adjournment or postponement thereof, all of the power the undersigned would have if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE NOMINEES IN PROPOSAL 1 AND “FOR” PROPOSALS 2 AND 3.  THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSALS.

PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH.	Signature(s) of Shareholder(s)

Date:

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to be Held on March 17, 2015.

The Notice and the Proxy Statement are available on the Internet at
www.americanbeaconfunds.com/31715shmtg.aspx

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

☐ Express Vote Option: To vote ALL accounts as the Board recommends for the Proposals, mark the box at the left. No other vote is necessary.

PLEASE MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:   ■

1.	To Elect Trustees to the Board of Trustees:

(01) Alan D. Feld (02) Gerard J. Arpey (03) W. Humphrey Bogart (04) Brenda A. Cline	(05) Thomas M. Dunning (06) Eugene J. Duffy (07) Richard A. Massman (08) Barbara J. McKenna	(09) R. Gerald Turner (10) Gil G. Alvarado (11) Joseph B. Armes

To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line(s) below.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Fund 1	☐	☐	☐	Fund 4	☐	☐	☐
Fund 2	☐	☐	☐	Fund 5	☐	☐	☐
Fund 3	☐	☐	☐	Fund 6	☐	☐	☐

2.	To approve a new management agreement for each Fund.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fund 1	☐	☐	☐	Fund 4	☐	☐	☐
Fund 2	☐	☐	☐	Fund 5	☐	☐	☐
Fund 3	☐	☐	☐	Fund 6	☐	☐	☐

3.	For shareholders of the American Beacon Crescent Short Duration High Income Fund, to approve a new investment advisory agreement for the Fund.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
Fund 1	☐	☐	☐	Fund 4			N/A
Fund 2			N/A	Fund 5			N/A
Fund 3			N/A	Fund 6			N/A

PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.